United States

Securities and Exchange Commission

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.  )

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JETBLUE AIRWAYS CORPORATION

(Name of Registrant as Specified In Its Charter)

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MESSAGE FROM OUR CHIEF EXECUTIVE OFFICER

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

March 29, 2021

To our Stockholders:

I am pleased to invite you to the 2021 JetBlue Airways Corporation annual meeting of stockholders, on Thursday, May 13, 2021 at 9 a.m., Eastern Daylight Time. This year’s annual meeting will be conducted virtually, via live audio webcast. You will be able to attend the annual meeting of stockholders online. Stockholders of record as of March 18, 2021 will be able to attend virtually, submit questions during the meeting, and vote your shares electronically during the meeting by logging in at www.virtualshareholdermeeting.com/jblu2021 using the 16-digit control number included in your Notice of Internet Availability of the proxy materials, on your proxy card or on the voting instructions form accompanying these proxy materials.

We are holding a virtual only meeting this year for a few reasons. First, safety is an important value for JetBlue, in the air and on the ground. While we are encouraged by the pace of COVID-19 vaccinations rolling out around the world, we do not know how many individuals will be vaccinated by May. Accordingly, we are choosing the virtual format to keep our stockholders attending the meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and JetBlue afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with the control number. We encourage you to log on in advance and ask any questions you may have, which we will try to address during the meeting. We recommend that you log in a few minutes before the scheduled meeting time on May 13, 2021 to ensure you are logged in when the meeting starts.

The following notice of annual meeting of stockholders outlines the business to be conducted at our 2021 virtual annual meeting of stockholders. Only stockholders of record at the close of business on March 18, 2021 will be entitled to notice of and to vote at the virtual annual meeting. Further details about how to attend the meeting online and the business to be conducted at the annual meeting are included in the accompanying notice of annual meeting and proxy statement.

We are again providing access to our proxy materials online under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of the proxy statement and our 2020 Annual Report on Form 10-K. The Notice of Internet Availability of the proxy materials contains instructions on how to access documents online. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the proxy statement, our 2020 Annual Report on Form 10-K, and a form of proxy card or voting instruction card. If you received the Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions for requesting such materials included in the Notice of Internet Availability.

Your vote is important. Regardless of whether you attend the 2021 virtual annual meeting, we hope you vote as soon as possible. You may vote online or by phone, or, if you received paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction card. Additionally, if you attend the 2021 virtual annual meeting, you may vote your shares at the meeting. Voting online, by phone, or by mail ensures your representation at the 2021 virtual annual meeting regardless of whether you attend the virtual meeting on May 13, 2021.

Very truly yours,

Robin Hayes

Chief Executive Officer and Director

On behalf of the Board of Directors of JetBlue Airways Corporation

TABLE OF CONTENTS

PROXY STATEMENT SUMMARY	5

BUSINESS OVERVIEW	7

JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS	9

CORPORATE GOVERNANCE AT JETBLUE	14

THE BOARD OF DIRECTORS	25

MANAGEMENT PROPOSAL 1 TO ELECT DIRECTORS	28

MANAGEMENT PROPOSAL 2 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	35

NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS	36

COMPENSATION COMMITTEE REPORT	50

SUMMARY COMPENSATION TABLE	51

GRANTS OF PLAN-BASED AWARDS	52

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END	54

OPTION EXERCISES AND STOCK VESTED	56

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	57

PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION	63

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	64

MANAGEMENT PROPOSAL 3 TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	66

AUDIT COMMITTEE REPORT	69

PROPOSAL 4 STOCKHOLDER PROPOSAL	71

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	74

OTHER MATTERS	79

ADDITIONAL INFORMATION	79

APPENDIX-A REGULATION G RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES	A-1

APPENDIX-B ROIC FORMULA FOR PSUS	B-1

www.jetblue.com

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TO BE HELD ON MAY 13, 2021

9:00 a.m. (Eastern Daylight Time)

via the Internet at www.virtualshareholdermeeting.com/jblu2021.

JETBLUE AIRWAYS CORPORATION
27-01 Queens Plaza North
Long Island City, New York 11101

NOTICE of Annual Meeting of Stockholders

This notice of annual meeting, proxy statement and form of proxy for JetBlue Airways Corporation (“JetBlue” or the “Company”) are being distributed and made available on or about March 29, 2021.

TIME AND DATE

9 a.m., Eastern Daylight Time, on Thursday, May 13, 2021

PLACE

Online at www.virtualshareholdermeeting.com/jblu2021

ITEMS OF BUSINESS

1.	To elect the ten directors named in this proxy statement;
2.	To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote);
3.	To ratify the selection of Ernst & Young LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2021;
4.	To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting; and
5.	Such other business as may properly come before the meeting.

ADJOURNMENTS AND POSTPONEMENTS

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

RECORD DATE

You are entitled to vote only if you were a JetBlue stockholder as of the close of business on March 18, 2021.

By order of the Board of Directors

Brandon Nelson

General Counsel and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2021

The notice of annual meeting, the proxy statement and our 2020 Annual Report on Form 10-K are available on our website at http://investor.jetblue.com. Additionally, in accordance with the Securities and Exchange Commission rules, you may access our proxy materials at www.proxyvote.com.

VOTE IN ADVANCE OF THE MEETING:
If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.	BY INTERNET Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	BY TELEPHONE Call 1-800-690-6903 (toll-free)

BY MAIL

Sign, date and return the enclosed proxy card or voting instruction form.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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VOTING

Your vote is very important. Regardless of whether you plan to attend the annual meeting virtually, we hope you will vote as soon as possible. You may vote your shares over the Internet or via a toll-free telephone number. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. Stockholders of record and beneficial owners will be able to vote their shares electronically at the annual meeting. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers About the Annual Meeting and Voting beginning on page 74 of the proxy statement.

VIRTUAL MEETING ADMISSION

Stockholders of record as of March 18, 2021, will be able to participate in the virtual annual meeting by visiting our annual meeting website www.virtualshareholdermeeting.com/jblu2021. To participate in the 2021 virtual annual meeting, you will need the 16-digit control number included on your Notice of Internet Availability of the proxy materials, on your proxy card or on the instructions that accompanied your proxy materials.

The 2021 virtual annual meeting will begin promptly at 9:00 a.m., Eastern Daylight Time. Online check-in will begin at 8:50 a.m., Eastern Daylight Time. Please allow ample time for the online check-in procedures.

ANNUAL MEETING WEBSITE AND PRE-MEETING PORTAL

The online format used by JetBlue for the 2021 annual meeting also allows us to communicate more effectively with you. Stockholders can access our pre-meeting portal, where you can submit questions in advance of the annual meeting, by visiting our annual meeting website at www.proxyvote.com. Stockholders can also access copies of our proxy statement and 2020 Annual Report on Form 10-K at the annual meeting website.

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PROXY STATEMENT SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE YOU VOTE.

Annual Stockholders Meeting (see pages 3-4)

Date	Time	Place
May 13, 2021	9:00 a.m. (Eastern Daylight Time)	Via the Internet at
www.virtualshareholdermeeting.com/jblu2021

Record Date: March 18, 2021

Mailing Date: This proxy statement was first mailed to stockholders on or about March 29, 2021

Meeting Agenda: The virtual annual meeting will cover the proposals listed under voting matters and vote recommendations below, and any other business that may properly come before the meeting.

Voting: Stockholders as of the record date are entitled to vote. Each share of common stock of JetBlue Airways Corporation ("JetBlue" or the “Company”) is entitled to one vote for each director nominee and one vote for each of the proposals.

Stock Symbol: JBLU

Exchange: Nasdaq

Common Stock Outstanding as of Record Date: 316,636,886

Registrar & Transfer Agent: Computershare Trust Company, N.A.

State of Incorporation: Delaware

Corporate Headquarters: 27-01 Queens Plaza North, Long Island City, NY 11101

Corporate Website: www.jetblue.com

Investor Relations Website: http://investor.jetblue.com

Voting Matters and Vote Recommendations

	Board
Proposals	Recommends	Reasons for Recommendation	See Page
1. To elect ten directors named in the proxy statement	Vote FOR	The Board of Directors (the “Board“) and its Governance and Nominating Committee believe each of the ten director nominees possesses the skills and experience to effectively monitor performance, provide oversight and advise management on the Company’s long-term strategy.	28
2. To approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay” vote)	Vote FOR	Our executive compensation programs demonstrate our execution on our pay for performance philosophy.	35
3. To ratify the selection of Ernst & Young LLP (“EY“) as our independent registered public accounting firm for the fiscal year ending December 31, 2021	Vote FOR	Based on the Audit Committee’s assessment of EY’s qualifications and performance, the Board and its Audit Committee believe EY’s retention for fiscal year 2021 is in the best interests of the Company.	66
4. To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting.	Vote AGAINST	The Company believes that the stockholder proposal is not in the best interests of the Company.	71

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HOW DO I VOTE?
	BY INTERNET	BY TELEPHONE	BY MAIL	AT THE MEETING
Vote your shares at www.proxyvote.com Have your Notice of Internet Availability or proxy card in hand for the 16 digit control number needed to vote.	Call 1-800-690-6903 (toll-free)	Sign, date and return the enclosed proxy card or voting instruction form.
			If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.	Vote online during the meeting See p. 74 “Questions and Answers About the Annual Meeting” for details about voting at the meeting.

Our Director Nominees

					Committee Memberships*
		Director		Other Public			Airline		ESG
Name	Age	since	Independent	Boards	Audit	Comp	Safety	G&N	Subcommittee	Finance
B. Ben Baldanza	59	2018	Y	1
Peter Boneparth Independent Board Chair	61	2008	Y	1
Monte Ford	61	2021	Y	3
Robin Hayes	54	2015	N	1
Ellen Jewett	62	2011	Y	1
Robert Leduc	65	2020	Y	2
Teri McClure	57	2019	Y	3
Sarah Robb O’Hagan	48	2018	Y	0
Vivek Sharma	46	2019	Y	0
Thomas Winkelmann	61	2013	Y	0

     Chair

  Member

     Financial Expert

*	Memberships as of the 2021 Annual Meeting.

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BUSINESS OVERVIEW

How Did We Do in 2020?

2020 Financial and Operational Performance

The impact of the COVID-19 pandemic required us to revisit our business priorities in light of drastic changes to our Company, our industry, and our world. We pivoted our business to a cash preservation mode for most of 2020 as rolling quarantines took effect throughout the world, with spiking case counts.

Our full year results were as follows:

(1)	Excludes special items.
(2)	Liquidity is defined as cash, cash equivalents, and short-term investments.
*	Non-GAAP financial measure.

Please refer to our ''Regulation G Reconciliation of Non-GAAP Financial Measures" in Appendix A for more information on non-GAAP measures.

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2020 Highlights

In response to the COVID-19 pandemic, since March 2020 we implemented measures to focus on the safety of our customers, our employees, whom we call crewmembers, and our business.

Customers and Crewmembers

The safety of our customers and crewmembers continues to be a priority. As the COVID-19 pandemic has developed, we have taken steps to promote physical distancing and implemented new procedures that reflect the recommendations of health experts, including the following:

■	Introduced "Safety from the Ground Up", an initiative with a multi-layer approach that encompasses enhanced safety and cleaning measures on our flights, at our airports, and in our offices.
■	Updated our sick leave policy to provide up to 14 days of paid sick leave for crewmembers who were diagnosed with COVID-19 or were otherwise required to quarantine.
■	Partnered with Northwell Direct, a provider of employer health services, to provide a comprehensive set of COVID-19 services and programs to support our crewmembers.
■	Implemented a framework for internal contact tracing, crewmember notification, and a return to work clearance process for all crewmembers, wherever they may be located.
■	Required face coverings for all crewmembers while boarding, in flight, and when physical distancing cannot be maintained.
■	Enhanced daily and overnight cleaning of our aircraft and all facilities, using electrostatic spraying of disinfectant in the cabins of aircraft parked overnight at selected focus cities.
■	Limited the number of seats sold on most flights.
■	Provided enhanced flexibility to our customers by waiving change and cancel fees for customers with existing bookings made through March 31, 2021, while also extending the expiration date of travel credits issued between February 27, 2020 and June 30, 2020 for flight purchases to 24 months.
■	Announced our partnership with Vault Health to provide discounted at-home COVID-19 testing to customers with pending travel plans.

Our Business

The COVID-19 pandemic drove a significant decline in demand beginning in the second half of March 2020. As a result, we significantly reduced our capacity to a level that maintains essential services to align with demand. We have implemented cost saving initiatives to reduce our overall level of cash spend. Some of the initiatives we have undertaken include:

■	Adjustments in flying capacity to align with the expected demand.
■	Temporary consolidations of our operations in certain cities that contain multiple airport locations.
■	Renegotiated service rates with business partners and extended payment terms.
■	Instituted a company-wide hiring freeze.
■	Implemented salary reductions for a portion of our crewmembers, including our officers, throughout 2020 and into 2021, and the Board of Directors waived 100% of its cash compensation for the first quarter of 2020.
■	Offered crewmembers voluntary time off and separation programs, with most departures for the separation program occurring during the third quarter of 2020.

Given this situation, we have taken actions to increase liquidity, strengthen our financial position, and conserve cash. We also received government relief pursuant to the CARES Act payroll support program grant and loan, as discussed later in this proxy statement. We lowered our cash burn* from approximately $18 million per day at the end of March 2020 to an average of approximately $6.7 million per day during the fourth quarter of 2020.

Preparing for Recovery

As the COVID-19 pandemic continues to persist, we have taken a number of steps to position the Company for recovery when we expect demand for air travel to eventually return, by adding routes and announcing a strategic partnership with American Airlines Group, Inc. and expansion plans for the west coast over several years.

*	Non-GAAP financial measure.

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JETBLUE’S APPROACH TO ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance, informed by engagement directly with our stakeholders, creates the foundation that allows us to pursue our mission.

At JetBlue, we strive to conduct our business in ways that are principled, transparent, and accountable to key stakeholders. We have safeguarded our values of Safety, Caring, Integrity, Passion and Fun since our first flight.

We believe pursuing our mission generates long-term value. We focus our efforts where we can have the most positive impact on our business and the communities we serve, including issues related to environmental sustainability, youth and education, the community, culture and human capital. As a reflection of the importance of these matters, our Governance and Nominating Committee oversees responsibility for ESG initiatives and reporting. We have more information about our efforts in these areas on our website at https://www.jetblue.com/sustainability/reporting.

Governance

At the end of 2019, our Board formed an ESG Subcommittee to the Governance and Nominating Committee to advise the Board on ESG matters and provide advice to management as well. As part of its initiatives in 2020, the ESG subcommittee worked with the Board and management to develop a clearer framework as to where the various pieces of ESG lie within the Board’s governance framework. We expect to continue to refine these concepts over time but we also think it is important to inform our stockholders of our progress on this journey.

Board ESG Areas of Risk Oversight

Full Board Responsibilities
Awareness of the JetBlue ESG strategy
Ensure ESG competency and fluency of Board

Areas of Risk Oversight		Committee
		ESG	Governance & Nominating	Audit	Compensation	Airline Safety
Governance	ESG risk assessment and response

Executive compensation tied to ESG metrics
Supply Chain	Supplier ESG
Diversity, natural resources conservation, code of conduct audit
Human Capital	Workforce diversity
Integrate ESG competency into executive succession planning
Talent management/leadership development
Physical & Reputational	Environmental management
Climate change, emissions, waste
Regulatory	Understand risks and opportunities relating to ESG regulations and reporting

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Environmental/Sustainability Initiatives and Reporting

We believe it is our responsibility to manage our impact on the environment and communities around us and to explore associated environmental and social risks and opportunities that may affect our business. JetBlue was recognized as one of Cowen Research's best ESG investment ideas, with a score of 60 from Truvalue Labs, a FactSet company, as of March 2021. A score above 50 is considered a positive score, and the score of 60 makes JetBlue a top ESG performer in the airline industry.

We employ a dedicated Sustainability and ESG executive to oversee the efforts of our entire airline and keep our management team and Board aware of climate-related risks and opportunities when developing strategy, performance, and budgets. Our Sustainability and ESG group leads climate change risk and opportunity assessment efforts and performs risk assessment related to possible emissions regulations on an on-going basis. In 2019, the Governance and Nominating Committee discussed efforts by the Company to use ESG efforts to mitigate macro risks and best position JetBlue to be a leader in this area.

As part of our commitment to transparency, we have shared our social and environmental efforts and impacts publicly since 2006. In 2016, we moved our standardized reporting to follow Sustainability Accounting Standards Board (SASB) guidelines. These standards identify material sustainability factors that are likely to impact financial performance. Designed to be cost-effective for companies and decision-useful for investors, SASB provides both parties the ability to compare and benchmark performance. In 2017, we were among the first companies to introduce voluntary climate-related disclosures recommended by the Task Force on Climate-related Financial Disclosures (TCFD). The TCFD standards seek to improve market understanding and analysis of climate-related risks and opportunities by developing disclosure recommendations that are useful to stakeholders in understanding material risks. We expect to continue to evolve our reporting activities to provide what our investors are asking for – including climate risk scenario planning which demonstrates an understanding of how climate-related risks and opportunities may impact JetBlue over time, and voluntarily report increasingly granular and specific ESG metrics and targets.

To JetBlue, sustainability means leading the way to a lower-carbon operation, preparing our business today for a changed future. In 2020, JetBlue became the first U.S. airline to voluntarily offset all of the carbon dioxide emissions for all our domestic flights. JetBlue made this industry-changing move to demonstrate real, immediate action toward reducing its contribution to global warming. As part of its offsetting program, JetBlue selects projects around the globe that will balance the emissions from its jet fuel. All of JetBlue’s purchased carbon offsets are audited, verified and retired on the airline’s behalf, and projects are sourced from three expert carbon offsetting partners.

JetBlue views carbon offsetting as a bridge as we build up lower-carbon technologies and innovations. Therefore, JetBlue is also investing in sustainable aviation fuel (SAF) which will play a critical role in the aviation industry’s transition toward decarbonization. In July 2020, JetBlue partnered with Neste to fuel flights from San Francisco International Airport (SFO) with sustainable aviation fuel. Neste’s MY Renewable Jet Fuel™ is produced 100 percent from waste and residue raw materials and over the lifecycle and before being blended with conventional fuel, reduces emission up to 80% when compared to fossil jet fuel.

As we look forward, we have committed to achieve net zero carbon emissions across all our operations by 2040 at the latest, 10 years ahead of the Paris Agreement. We plan to reach net zero by continuously increasing the fuel efficiency of our aircraft and operations, expanding the use of sustainable aviation fuels, embracing and supporting alternative energy aircraft and technology, and offsetting any remaining and unavoidable emissions.

We are committed to addressing the emission of greenhouse gases (GHGs) from our flights and we strive to empower and inspire our customers and crewmembers to take measures such as offsetting GHG emissions when they fly. Communities and their environments are inherently connected which is why we include environmental programs in our community engagement efforts. GreenUp is JetBlue’s annual campaign to support local environmental nonprofits and create customer engagement around preserving the environment.

In 2020, JetBlue’s customer-facing environmental initiatives were adapted to adhere to pandemic protocols. The largest effort included partnership with Para la Naturaleza in Puerto Rico, an organization which integrates society into the conservation of Puerto Rico's natural ecosystems.

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ESG Targets

To demonstrate our focus and commitment toward advancing our ESG performance, we have set ambitious targets across the ESG areas we consider most material to our business.

Environmental	Social	Governance

Emissions excluding offsets

■  Reduce aircraft emissions 25% per available seat mile (ASM) by 2030 from 2015 levels, excluding offsets

Emissions with offsets

■  Achieve net zero carbon emissions by 2040, including offsets

Renewable Energy

■  10% of fuel to be from blended sustainable aviation fuel (SAF) by 2030

■  40% of 3 most common owned ground service equipment (GSE) vehicle types to be converted to electric (eGSE) by 2025, and 50% by 2030

Waste

■  Maintain at least an 80% recycling rate for audited domestic flights

■  Eliminate single use plastics within service ware where possible. Where not possible, ensure plastic is recyclable

Leadership Diversity

■  Double our race and ethnic minority representation at the officer and director level, from 12.5% to 25% by 2025

■  Increase our female representation at the officer and director level, from 32% to 40% by the end of 2025

Business Partner Engagement

■  Engage with 80% of top active business partners by spend on ESG principles within the Business Partner Code of Conduct by 2023

Board ESG Oversight

■  An ESG subcommittee of the Board, consisting of at least 3 members, meets 3 times a year by 2021

■  Board-level accountability and areas of ESG oversight published by 2021

Board ESG Fluency

■  Integrate ESG and DEI into Board member selection process by 2021

Executive Compensation

■  Establish ESG goals tied to senior leadership compensation by 2021

Social Impact Reporting

JetBlue produces an annual social impact report using Global Reporting Initiative (GRI) Standards, the most widely adopted voluntary corporate responsibility reporting framework in the world. Through this report, JetBlue focuses on its corporate responsibility and impact through transparent reporting on its community partnerships; corporate giving; diversity, equity and inclusion; safety; and employment and relevant human resources data. The combination of GRI’s standards with social impact reporting provides customers, crewmembers, business and community partners and investors with context about JetBlue’s social impact strategy in the communities we serve.

Diversity, Equity and Inclusion

We cultivate and measure the diversity of our workforce and leadership teams, recognizing that diversity supports enhanced organizational decision-making. Thematically, diversity, equity and inclusion falls under the social focus of ESG. The work itself is done cross functionally over multiple teams, including through our People Department (which is how we refer to human resources). We have ongoing programs to encourage a diverse talent pipeline specifically for technical roles, such as pilots.

We are taking measured and organic steps toward building a leadership pipeline that is reflective of our crewmember and customer base.

This philosophy also extends to our Board. Our Board continued to bring in new perspectives in 2020. The Board in May, assuming all nominees are elected/reelected, will have three female directors out of ten directors and three ethnically/racially diverse directors.

We are committed to fighting against racial injustices and eliminating barriers through our diversity and inclusion equity action plan designed to support people of color and women within the airline, with a concerted effort for increased leadership diversity.

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Some of our efforts in this context include:

■	Reviewing training modules for cultural sensitivity.
■	Identifying opportunities to reshape policies and talent processes to reduce bias and demonstrate inclusivity.
■	Expanding opportunities for minority and women-owned business partners.
■	Exploring marketing opportunities and partnerships.
■	Committing to continue crewmember development opportunities.
■	Investing in students from underrepresented communities through the JetBlue Foundation to help increase access, reduce the barriers to entry and create educational and employment opportunities in the aviation industry.

Through JetBlue’s products, services, branded words and actions, we strive to build emotional connections and make diverse crewmember and customer segments feel psychologically safe, included and represented.

Corporate Social Responsibility

JetBlue For Good

JetBlue For Good is JetBlue’s platform for social impact and corporate responsibility. Giving back is part of JetBlue’s DNA and is core to its mission of inspiring humanity. Centered around volunteerism and service, JetBlue For Good focuses on the areas that are most important to the airline’s customers and crewmembers – community, youth/education and the environment. Combining JetBlue’s corporate efforts with its customers’ and crewmembers’ passions, the common theme is Good – JetBlue For Good. During the pandemic, the team focused on assisting relief efforts.

*	CSR initiatives during 2020.

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Youth/Education & Community-Focused Initiatives

JetBlue’s core programs and partnerships directly impact the areas where its customers and crewmembers live and work by enhancing education and providing access to those that are traditionally underserved. Signature programs include the award-winning Soar with Reading initiative, which provides books to kids who need them most; Blue Horizons For Autism, which helps introduce air travel in a realistic environment to families and children affected by autism; and Swing For Good, which raises funds for education and youth focused non-profits. JetBlue crewmembers logged approximately 1.2 million volunteer hours in 2020.

Political Contributions

Recognizing the interest of stockholders in establishing greater transparency about corporate political contributions, we disclose any political contributions to support candidates and ballot measures and how certain of our trade association membership dues are used for political activities in our annual Sustainability Accounting Standards Board (SASB) and Task Force on Climate-related Financial Disclosures (TCFD) reporting. As part of our commitment to transparency, we developed the Political Contributions Policy, which discusses how we engage in the political process. The policy is available at the investor relations page on www.jetblue.com.

Human Trafficking

The issue of human trafficking is one that hits close to home in our industry. Victims of this crime are often hidden in plain sight, including on aircraft and in airports. We work with the U.S. Department of Homeland Security and the U.S. Department of Transportation to support the Blue Lightning initiative, an initiative aimed at stopping human trafficking. We educate our crewmembers on the issue and how to report suspicious activities. We established a cross-team working group to assess what additional policies and practices we can use to help combat this problem.

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CORPORATE GOVERNANCE AT JETBLUE

JetBlue’s mission is to Inspire Humanity. We strongly believe that strong corporate governance that is informed by engagement directly with our stakeholders creates the foundation that allows us to pursue our mission. Corporate governance at JetBlue is designed to promote the long-term interests of our stockholders, maintain internal checks and balances, strengthen management accountability, and foster responsible decision making and accountability.

Corporate Governance

The Board of Directors Provides Operational and Strategic Oversight

The Board oversees management, business affairs and integrity, works with management to determine the Company’s mission and long-term strategy, oversees risk management, performs the annual CEO evaluation, oversees CEO succession planning, and oversees internal control over financial reporting and the external audit. In addition, Board committees focus on the following:

Audit	Financial reporting; internal and external audit; cybersecurity, including in support of the Board’s role in oversight of cybersecurity risks; certain other risks not otherwise assigned; legal, regulatory, compliance and business continuity matters
Compensation	Compensation and benefits; succession planning at the officer level, including the CEO (together with the Governance and Nominating Committee)
Governance and Nominating	Board effectiveness; identifying director nominees; director qualifications; onboarding and continuing education of directors; political contribution and PAC matters; stockholder engagement; governance framework; CEO succession planning
ESG Subcommittee	Environmental and sustainability initiatives; social and governance issues, including diversity, equity and inclusion
Airline Safety	Monitor promotion of operational safety culture; flight operations safety and overview of aspects of airline safety
Finance	Oversight of the Company’s financial condition, financing activities, capital plan, budget and related activities

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The ESG Subcommittee is also working with the Board and its committees to integrate oversight of ESG related risks into the various committees and their charters.

Management Drives Our Strategy and Operations

Led by the CEO, the senior leadership team is responsible for leading the Company towards achieving our mission, establishing and delivering on our strategy, maintaining and inspiring our culture and crewmembers, inspiring and creating an innovative and disruptive customer experience, establishing accountability, and controlling risk. The senior leadership team also aligns our structure, operations, people, policies, and compliance efforts to our mission and strategy. The senior leadership team consists of those leading the operation, the commercial team, as well as those leading central functions like Finance, Legal and People. Members of the senior leadership team meet with the Board regularly, with most attending a Board or committee session each quarter, and also interact with our directors outside the boardroom.

Representatives from the Company’s Legal and Government Affairs groups address public policy, regulatory, government affairs, compliance, legal risk, and other issues. The Company’s internal audit function provides objective audit, investigative, and advisory services aimed at providing assurance to senior leadership and the Board that the Company is continuously anticipating, identifying, assessing, and prioritizing risks. Our Tax and Treasury departments report regularly to the Board. Our Infrastructure team, along with others, assists the Board in its governance of major real estate transactions. Our Board and its committees also work closely with representatives from the Company’s People department, the Cybersecurity team and the Information Technology department. Members of the Board have access to all of our crewmembers outside of Board meetings.

The Board of Directors

Board Structure

Our Board has determined that it is in the best interests of the Company and its stockholders to maintain a separate independent Board Chair and CEO. Serving since the May 2020 Annual Meeting, Mr. Peter Boneparth is our independent Chair of the Board. Our Board believes that our current structure, with an independent Chair who is well-versed in the needs of a complex business and has strong, well-defined governance duties, gives our Board a strong independent leadership and corporate governance structure that best serves the needs of JetBlue and its stockholders. In our independent Chair, our CEO has a counterpart who can be a thought partner. We believe this corporate structure also permits the Board to have a healthy dynamic that enables its members to function to the best of their abilities, individually and as a unit. The Board expects to continue to evaluate its leadership structure on an ongoing basis and may make changes as appropriate to JetBlue and its future needs. Our Board believes its current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management and the independent members of our Board.

Independent Chair of the Board	Independent Board

Key responsibilities of the Chair include:

■  Calling meetings of the Board and executive sessions with independent directors.

■  Setting the agenda for Board meetings in consultation with other directors, the CEO, and the corporate secretary.

■  Chairing executive sessions of the independent directors.

■  Working with the Chairs of the Compensation Committee and the Governance and Nominating Committee with regard to the annual CEO performance evaluation.

■  Working with the Governance and Nominating Committee to (1) oversee assessments of the Board and its committees and (2) recommend changes to enhance Board, committee and director effectiveness.

■  Engaging with stockholders.

■  Acting as an advisor to Mr. Hayes on strategic aspects of the CEO role with regular consultations on major developments and decisions likely to be of interest to the Board.

■  Performing the other duties specified in the Corporate Governance Guidelines or assigned by the Board.

■  Setting and maintaining Board culture.

■  9 of 10 director nominees are independent – We are committed to maintaining a substantial majority of directors who are independent of the Company and management. Except for our CEO Robin Hayes, all directors are independent, including, for directors serving on our Audit Committee and Compensation Committee, with respect to enhanced independence requirements for members of such committees, as applicable.

■  Quarterly executive sessions of independent directors – At each quarterly Board meeting, the independent directors meet in executive session without Company management present. Additional executive sessions are held as needed.

■  Strategy – The independent directors meet in executive session at the annual strategy session.

■  Independent compensation consultant – The compensation consultant retained by the Compensation Committee is independent of the Company and management.

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Board Composition

Ensuring the Board is composed of directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds, and effectively represent the long-term interests of stockholders, is a top priority of the Board and the Governance and Nominating Committee. The Board and the Governance and Nominating Committee believe that different perspectives are critical to a forward-looking and strategic Board as is the ability to benefit from the valuable experience and familiarity that longer-serving directors bring. When recommending to the Board the slate of director nominees for election at the Annual Meeting of Stockholders, the Governance and Nominating Committee strives to maintain an appropriate balance of diversity, skills, and tenure on the Board.

BOARD SKILLS AND EXPERIENCE MATRIX

BOARD MEMBER SKILLS AND EXPERIENCES

The skills and experience categories reflect self-identification by the directors. Information in this chart is presented as of December 2020.

BOARD DIVERSITY

The gender and race/ethnicity categories reflect self-identification by the director-nominees standing for election at the 2021 Annual Meeting.

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Board Structure: Committees

To support effective corporate governance, the Board delegates certain responsibilities to its committees, who report on their activities to the Board.

■	Five Standing Committees – Our Board has an Audit Committee, a Compensation Committee, a Governance and Nominating Committee, an Airline Safety Committee and a Finance Committee. Each Committee has a charter setting forth its specific responsibilities, which can be found on the investor relations page on our website. The table below provides current membership for each Board Committee. In 2019, our Board established an ESG subcommittee to the Governance and Nominating Committee,to address specifically Environmental, Social and Governance issues pertinent to our business.
■	Committees are Independent – Our Audit Committee, Compensation Committee, Governance and Nominating Committee and Finance Commitee are composed of independent directors. Our CEO serves on the Airline Safety Committee. The ESG subcommmittee is also composed of independent directors.
■	Regular Committee Executive Sessions of Independent Directors – Members of the Audit Committee, Compensation Committee and Governance and Nominating Committee regularly meet in executive session.
■	Committees have authority to engage legal counsel or other advisors or consultants – Each committee is authorized to retain advisors or consultants as it deems appropriate to carry out its responsibilities.
■	Independent compensation consultant – The Compensation Committee retains Pay Governance LLC (“Pay Governance”) to advise on marketplace trends in executive compensation, management proposals for compensation programs, and executive officer compensation decisions. Pay Governance also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. The Compensation Committee consults with Pay Governance about the Compensation Committee’s recommendations to the Board on CEO compensation. Pay Governance is directly accountable to the Compensation Committee. To maintain its independence, Pay Governance does not provide any services for JetBlue other than those described above.
■	The Compensation Committee consultant maintains its independence – Annually, the Compensation Committee assesses the independence of its compensation consultant considering the following factors:

–	Is retained and terminated by, has its compensation fixed by, and reports solely to, the Compensation Committee
–	Maintains and adheres to the consultant’s independence policy to prevent conflicts of interest
–	Whether the consultant (or any individual employee of the consultant providing services) owns JetBlue common stock
–	Will not perform any work for Company management except at the request of the Compensation Committee Chair and in the capacity of the Compensation Committee’s agent
–	Whether the consultant provides any unrelated services or products to the Company, its affiliates, or management, except for surveys purchased from the consultant firm
–	Whether the consultant (or any individual employee of the consultant providing services) has any business or personal relationship with a Committee member or with an executive officer of JetBlue
–	The fees received for the JetBlue engagement, as a percentage of the consultant's annual revenues

In assessing the consultant’s independence, the Compensation Committee also considers the nature and amount of work performed for the Compensation Committee during the year, the nature of any unrelated services performed by the consultant for the Company, and the fees paid for those services in relation to the firm’s total revenues. The Compensation Committee believes that Pay Governance has been independent during its engagement as a consultant to the Compensation Committee.

■	“Audit Committee Financial Experts” – The Board has determined that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The members of the Audit Committee meet the Nasdaq Stock Market (“Nasdaq”) listing standard of financial sophistication and two are “audit committee financial experts” under Securities and Exchange Commission (“SEC”) rules (Ms. Jewett and Mr. Baldanza).

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Responsibilities

AUDIT
Members*: Ben Baldanza (Chair) Monte Ford Ellen Jewett Robert Leduc Vivek Sharma Meetings held in 2020: 9

Pursuant to its charter, on behalf of the Board of Directors, the Audit Committee oversees:

■  the integrity of our financial statements,

■  the appointment, compensation, qualifications, independence and performance of our independent registered public accounting firm,

■  compliance with ethics policies and legal and regulatory requirements,

■  the performance of our internal audit function,

■  our financial reporting process and systems of internal accounting and financial controls, and

■  other items including risk assessment and compliance.

The Audit Committee is also responsible for review and approval of any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K. The responsibilities and activities of the Audit Committee are further described in “Audit Committee Report” set forth elsewhere in this proxy statement and the Audit Committee charter.

Each member is an independent director within the meaning of the applicable rules and regulations of the SEC and Nasdaq. The Board has determined that each member of the Audit Committee is financially literate within the meaning of the Nasdaq listing standards. In addition, the Board of Directors determined that Ms. Jewett and Mr. Baldanza each is an “audit committee financial expert” as defined under applicable SEC rules. The Audit Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The Audit Committee operates under a written charter, which was adopted by the Board and is available on our website at http://investor.jetblue.com.

COMPENSATION
Members*: Teri McClure (Chair) Peter Boneparth Sarah Robb O’Hagan Thomas Winkelmann Meetings held in 2020: 8

The Compensation Committee:

■  determines our compensation policies and the level and forms of compensation provided to our Board members and executive officers (as discussed more fully under “Compensation Discussion and Analysis” beginning on page 36 of this proxy statement),

■  evaluates the performance of named executive officers, including the CEO, CFO, President and COO, GC and Corporate Secretary,

■  reviews and recommends to the Board compensation for our non-employee directors,

■  reviews and approves stock-based compensation for our directors, officers and crewmembers,

■  oversees the administration of our 2020 Omnibus Equity Incentive Plan (“Omnibus Plan“) and 2020 Crewmember Stock Purchase Plan and predecessor or successor plans, and

■  prepares and recommends to the full Board for inclusion in this proxy statement a Compensation Committee report. See Compensation Committee Report set forth elsewhere in this proxy statement.

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. Each member is an independent director within the meaning of the applicable Nasdaq rules, including the enhanced independence requirements applicable to members of compensation committees. The Compensation Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Compensation Committee is available on our website at http://investor.jetblue.com.

*	Memberships as of the 2021 Annual Meeting.

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GOVERNANCE AND NOMINATING
Members*: Ellen Jewett (Chair) Peter Boneparth Teri McClure Thomas Winkelmann Meetings held in 2020: 5

The Governance and Nominating Committee is responsible for:

■  developing our corporate governance policies and procedures, and for recommending those policies and procedures to the Board for adoption,

■  making recommendations to the Board regarding the size, structure and functions of the Board and its committees, identifying and recommending new director nominees in accordance with selection criteria established by the Board,

■  conducting the annual evaluation of the performance of the Board, its committees and each director, ensuring that the Audit, Compensation, and Governance and Nominating Committees of the Board and all other Board committees are comprised of qualified directors, developing and recommending a succession plan for the CEO, and

■  developing and recommending corporate governance policies and procedures appropriate to the Company.

Each member is an independent director within the meaning of the applicable Nasdaq rules. The Governance and Nominating Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Governance and Nominating Committee is available on our website at http://investor.jetblue.com.

AIRLINE SAFETY
Members*: Thomas Winkelmann (Chair) Ben Baldanza Robin Hayes Robert Leduc Meetings held in 2020: 4

The Airline Safety Committee is responsible for:

■  monitoring and review of our flight operations and safety management system and reports to the Board on such topics.

The Airline Safety Committee meets a minimum of four times a year, and holds such additional meetings as it deems necessary to perform its responsibilities.

The charter of the Airline Safety Committee is available on our website at http://investor.jetblue.com.

FINANCE
Members*: Peter Boneparth (Chair) Ben Baldanza Ellen Jewett Robert Leduc Meetings held in 2020: 17

The Finance Committee is responsible for:

■  providing management with advice and counsel regarding the Company’s financial condition, financing activities, capital plan and budget and related matters.

The charter of the Finance Committee is available on our website at http://investor.jetblue.com.

ESG SUBCOMMITTEE
Members*: Ellen Jewett (Chair) Teri McClure Thomas Winkelmann Meetings held in 2020: 3

The ESG subcommittee is responsible for:

■  Providing leadership to the Board and management on environmental and sustainability initiatives, social and governance issues, including diversity, equity and inclusion.

The charter of the ESG subcommittee is available on our website at http://investor.jetblue.com.

*	Memberships as of 2021 Annual Meeting.

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Compensation Committee Interlocks and Insider Participation

None of the current members of our Compensation Committee (whose names appear under “Compensation Committee Report”) is, or has ever been, an officer or employee of the Company or any of its subsidiaries. In addition, during the last fiscal year, no executive officer of the Company served as a member of the Board or the compensation committee of any other entity that has one or more executive officers serving on our Board or our Compensation Committee.

Board Oversight

Stockholders elect the Board to oversee management and to serve stockholders’ long-term interests. Management is responsible for leading the Company towards achieving our mission, delivering on our strategy, creating our culture, inspiring and creating an innovative customer experience, establishing accountability, and controlling risk. The Board and its committees work closely with management to balance and align strategy, risk and other areas while considering feedback from stakeholders. Essential to the Board’s oversight role is a transparent and active dialogue between the Board and its committees, and management. To support that dialogue, the Board and its committees have access to, receive presentations from, and conduct regular meetings with the senior leadership team, other business and function leaders, subject matter experts, the Company’s enterprise risk management and internal audit functions, and external experts and advisors.

Through oversight, review, and counsel, our Board works with management to establish and promote business goals, organizational objectives, and a strategy that is mindful of how our business affects and is affected by the broader environment.

Board Oversight of Strategy

One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy. As JetBlue looks to innovate along the travel ribbon, the Board works with management to respond to a dynamically changing environment. At least quarterly, the CEO, the senior leadership team, and leaders from across JetBlue provide detailed business and strategy updates to the Board. At least annually, the Board conducts an even more in-depth review of the Company’s overall strategy. At all of these reviews, the Board engages with the senior leadership team and other business leaders regarding business objectives, technology updates, the competitive landscape, economic trends, and public policy and regulatory developments. At meetings occurring throughout the year, the Board also assesses the competitive landscape, the Company’s budget and capital plan, and performance for alignment to our strategy. The Board looks to the focused expertise of its committees to inform strategic oversight in their areas of focus.

In the dynamic and volatile climate of 2020, the Board met often with leadership to chart the Company’s course in the rapidly changing pandemic environment. The Finance Committee similarly met often with leadership as the Company navigated a significantly changed revenue and financial environment, from a growth environment at the beginning of 2020, to a cash priority environment through the CARES Act grants and loans to a successful equity offering.

Board Oversight of Risk

Our Board oversees the management of risk inherent in the operation of the Company’s businesses and the implementation of its strategic plan by relying on several different levels of review.

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In connection with its reviews of the operations of the Company’s business and corporate functions, the Board addresses the primary risks associated with those business and corporate functions. In addition, the Board reviews the risks associated with the Company’s strategic plan at an annual strategic planning session and periodically throughout the year as part of its consideration of the strategic direction of the Company. The Board also reviews certain entity level type risks, including cybersecurity and diversity, equity and inclusion, environmental and sustainability risks.

The Board appreciates the rapidly evolving nature of threats presented by cybersecurity incidents and is committed to the prevention, timely detection, and mitigation of the effects of any such incidents on the Company. With respect to cybersecurity, the Board receives regular reports from Company management, including updates on the internal and external cybersecurity threat landscape, incident response, assessment and training activities, and relevant legislative, regulatory, and technical developments.

Each of the Board’s committees oversees the management of Company risks that fall within that committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. In addition, the Board monitors the ways in which the Company attempts to prudently mitigate risks, to the extent reasonably practicable and consistent with the Company’s long-term strategy.

As 2020 developed, the Board, through the Governance and Nominating Committee, reviewed the Board and its committees through an ESG lens and revisited Board level responsibilities for different aspects of ESG. As provided above (See ”JetBlue’s Approach to ESG Matters — Governance — Board ESG Areas of Risk Oversight”)the Board has designated certain ESG risks across the ESG Subcommittee and Board committees, while retaining overall awareness, ESG fluency and strategy at the Board level.

The Audit Committee oversees the operation of the Company’s ethics and compliance program. The Audit Committee oversees the operation of the Company’s enterprise risk management program, including the identification of the primary risks to the Company’s business, such as financial, operational, privacy, cybersecurity, business continuity, legal and regulatory, and reputational risks, and reviews the steps management has taken to monitor and control these exposures. It also periodically monitors and evaluates the primary risks associated with particular business units and functions. The Audit Committee may, in its business judgment, escalate certain risks to the Board as a whole. The Company’s Corporate Audit team assists management in identifying, evaluating and implementing risk management controls and methodologies to address identified risks. In connection with its risk management role, at each of its meetings the Audit Committee meets privately with representatives from the Company’s independent registered public accounting firm, the head of Corporate Audit and may meet with other members of management. The Audit Committee provides reports to the Board which describe these activities and related conclusions.

Management reviews the compensation practices and programs annually to determine if they present a risk to materially adversely affect the Company and presents the review annually to the Compensation Committee. We believe that for the substantial majority of our crewmembers the incentive for risk-taking is low, because their compensation consists largely of fixed cash salary and a cash bonus that has a capped payout. Furthermore, the majority of these crewmembers do not have the authority to take action on our behalf that could expose us to significant business risks.

Compensation Risk Analysis

In early 2021, the Compensation Committee reviewed the 2020 cash and equity incentive programs for senior executives and concluded that certain aspects of the programs reduce the likelihood of excessive risk taking. These aspects include (i) the use of long-term equity awards to create incentives for senior executives to promote long-term growth of the Company (although no PSU awards were made in 2020 for the 2020-2022 performance period as discussed in the CD&A), (ii) our clawback policy, (iii) limiting the incentive to take excessive risk for short-term gains by imposing caps on annual cash incentive awards, and (iv) vesting the Compensation Committee with authority to exercise discretion to reduce payouts under our annual cash incentive awards program. In addition, in 2020, the Company received federal pandemic support in the form of monies under the CARES Act, which limits officer compensation based on 2019 levels.

For these reasons, we believe that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

Stockholder Interests

Stock Retention and Ownership Guidelines

We believe that directors and executive officers should have a significant financial stake in JetBlue to further align their interests with the interests of our stockholders, thus we have established robust stock ownership and retention guidelines for our directors and executive officers. Our non-employee directors are required to hold 5x the annual cash retainer, or $400,000, in JetBlue equity until their retirement or separation from our Board. Effective for 2020, directors were afforded the opportunity to select to receive their annual equity compensation award as either restricted stock units (“RSUs“) with a one year vesting period or as deferred stock units (“DSUs“) also with a one year vest. Director DSUs, once vested, are deferred until the director’s

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departure from JetBlue. These director DSUs are settled as common stock six months following a director’s separation from the Board. The holding requirements for non-employee directors may be satisfied by holding common stock, vested and unvested RSUs and vested and unvested DSUs. As of December 2020, all of our non-employee directors met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming a director to acquire the applicable level of ownership, in accordance with our policy.

For 2020, our executives had the following holding requirements: 6x base salary for our CEO and 2x base salary for our senior executives. The policy has post-tax vesting holding requirements to provide executives with some liquidity options while they are on track to meet the guidelines. The holding requirements for executives may be satisfied by holding common stock, and vested and unvested RSUs. As of December 2020, all of our NEOs met or exceeded our stock ownership guidelines, or were within the requisite time period since first becoming subject to the guidelines to acquire the applicable level of ownership, in accordance with our policy. We anticipate periodically reviewing, and may revise our director and executive stock ownership guidelines from time to time.

Compensation Clawback

Our Board adopted a policy, often referred to as a clawback policy, which requires reimbursement of all or a portion of any bonus, incentive payment, or equity-based award granted to or received by any executive officer and certain other officers after January 1, 2010 where: (a) the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement, (b)in the Board’s view the executive engaged in willful misconduct that caused or partially caused the need for the restatement, and (c) a lower payment would have been made to the executive based upon the restated financial results.

Hedging Practices

Our Insider Trading Policy prohibits hedging and pledging of our securities by all JetBlue insiders.

We Have Advanced Stockholder Rights

Majority Voting in Uncontested Director Elections

In an uncontested election, directors are elected by the majority of votes cast.

Pursuant to our Amended and Restated Bylaws (“Bylaws”), the Board will not nominate for election as director any nominee who has not agreed to tender, promptly following the annual meeting at which he or she is elected as director, an irrevocable resignation that will be effective upon the failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which he or she faces reelection and acceptance of such resignation by the Board of Directors.

If a nominee fails to receive the required number of votes for reelection, the Board (excluding the director in question) may either accept such director’s resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results.

Annual Elections

All directors are elected annually. JetBlue does not have a classified board.

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Proxy Access

We have a market standard “Proxy Access” bylaw that permits eligible stockholders to nominate candidates for election to the JetBlue Board. To be eligible to nominate candidates to be included in the Company’s proxy statement and ballot, stockholders must meet certain requirements.

PROXY ACCESS

Stockholders holding at least

3% of our common stock

held by up to 20 stockholders

Holding the shares continuously for at least

3 years

Can nominate the greater of two candidates or

20% of the Board

whichever is greater, for election at an annual stockholders meeting if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws

Right to Call a Special Meeting

Our stockholders who hold 20% ownership in our Company’s common stock have the right to request the Company call a special meeting.

The right of stockholders to request that the Company call special meetings is also subject to the notice, information and other requirements and limitations set forth in our Bylaws. If a requesting stockholder does not comply with the requirements and conditions provided in the Bylaws, a special meeting request by that stockholder will be invalid. Likewise requests to call a special meeting to vote on matters recently voted on by stockholders or that will considered by stockholders imminently at an upcoming meeting of stockholders will not be permitted. The requirements described above are important to, among other things, avoid duplicative and unnecessary special meetings regarding matters recently considered by stockholders or that stockholders will imminently consider at an upcoming stockholder meeting.

Right to Act by Written Consent

Our stockholders who hold at least 25% of outstanding shares of the Company’s stock may request that the Board set a record date to determine the stockholders entitled to act by written consent. To provide transparency, stockholders requesting action by written consent must provide the Company with certain information and representations including, but not limited to, the applicable information and representations currently required of any Company stockholder seeking to bring a nomination or other business before a meeting of stockholders pursuant to the advance notice provisions contained in the Company’s Bylaws.

Director Onboarding and Education

Directors Receive Robust Orientation and Continuing Education Resources

■	Director orientation – Our enhanced and revised director orientation program familiarizes new directors with JetBlue’s business, operations, strategies and policies, and assists them in developing company and industry knowledge to optimize their service on the Board. As we add new Board members, we continue to solicit our Board members’ post-orientation feedback to improve our director orientation program.
The enhanced orientation process includes directors going to our orientation classes for new crewmembers and “shadowing” certain operational leaders to help them appreciate the industry’s complexities. The Board works with management on an ongoing basis to continue to enhance the orientation program with feedback solicited as directors go through the orientation program.
■	Continuing education – We provide our directors with educational opportunities to enhance the skills and knowledge they use to perform their responsibilities, including a membership with the National Association of Corporate Directors. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attend qualifying academic or other independent programs.

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Evaluation Components – Board, Committees, Directors

Under the leadership of the committee Chair, the Governance and Nominating Committee oversees the Board’s annual evaluation process focused on three components: (1) the Board, (2) Board committees and (3) individual directors. In addition, the Governance and Nominating Committee regularly discusses Board composition and effectiveness during its committee meetings.

In 2020, to continue to enhance its processes, the Board performed a robust self-evaluation, involving individual interviews and feedback provided to the General Counsel. The General Counsel provided the Board with themes and feedback for the Board to discuss and to consider in the future. This process generated meaningful comments and engaged discussion at all levels of the Board, including with respect to Board composition, Board meeting structure and content, Company internal controls and compliance and leadership succession planning and talent.

Our Corporate Governance Framework

Our governance framework is designed to ensure our Board has the necessary skills, expertise, authority and practices in place to review and evaluate management and our business operations in an independent manner. Our goal is to align the interests of directors, management, stockholders and our other stakeholders, and comply with or exceed the requirements of Nasdaq and applicable law and implement best practices. This framework establishes the practices our Board follows with respect to, among other things, Board composition and director nomination, Board meetings and involvement of senior management, director compensation, CEO performance evaluation, management succession planning, and Board committees.

Our Corporate Governance Documents
Amended and Restated Articles of Incorporation	Audit Committee Charter
Amended and Restated Bylaws	Compensation Committee Charter
Corporate Governance Guidelines	Governance and Nominating Committee Charter
JetBlue Code of Conduct	Airline Safety Committee Charter
JetBlue Business Partner Code of Conduct	Finance Committee Charter
JetBlue Code of Ethics	ESG Subcommittee Charter

How to Communicate with Our Board

Stockholders may communicate with our Board by sending correspondence to the JetBlue Board of Directors, c/o Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. The name of any specific intended director should be noted in the correspondence. Our Corporate Secretary will forward such correspondence to the intended recipient or as directed by such correspondence; however, our Corporate Secretary, prior to forwarding any correspondence, has the authority to disregard any communications he deems to be inappropriate, or to take any other appropriate actions with respect to such inappropriate communication.

The Governance and Nominating Committee approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to our Board, as set forth in our Corporate Governance Guidelines.

Any interested party, including any JetBlue crewmember, may make confidential, anonymous submissions regarding questionable accounting or auditing matters or internal accounting controls and may communicate directly with the Chair of the Board by letter to the above address, marked for the attention of the Chair. Any written communication regarding accounting, internal accounting controls or other financial matters are processed in accordance with procedures adopted by the Audit Committee.

Additionally, based on past experience, we believe that the virtual format of the annual meeting will continue to expand Board outreach to stockholders by allowing stockholders from any location to ask questions of our leaders and directors present at the meeting.

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THE BOARD OF DIRECTORS

Director Nominee Selection Process

The Governance and Nominating Committee is responsible for recommending to the Board a slate of nominees for election at each annual meeting of stockholders. Mr. Monte Ford was appointed to the Board in January 2021. The Company used a search firm to identify Mr. Ford’s candidacy for membership on our Board. He will be standing for election by the stockholders for the first time in May 2021.

The Governance and Nominating Committee considers a wide range of factors when assessing potential director nominees. This assessment includes a review of the potential nominee’s judgment, experience, independence understanding of the Company’s business and of the industry in which the Company operates and such other factors as the Committee concludes are pertinent in light of the current needs of the Board based on the Company’s short and longer term strategy. The Board considers diversity of viewpoints, background, race, gender, ethnicity, experience, accomplishments, education and skills when evaluating nominees. The Governance and Nominating Committee engaged an external search firm to assist it in identifying potential nominees in 2020. The Governance and Nominating Committee has emphasized the importance of diversity in its instructions to the search firm. The Board’s needs develop over time. A potential nominee’s qualifications are evaluated to determine whether the potential nominee meets the qualifications required of all directors as well as the key qualifications and experience required to be represented on the Board, as described above. Further, the Governance and Nominating Committee assesses how each potential nominee would impact the skills, experience and diversity represented on the Board as a whole in the context of the Board’s overall composition and the Company’s current and future needs.

Board Candidate Nomination Process

In evaluating and determining whether to nominate a candidate for a position on our Board, the Governance and Nominating Committee considers, among other criteria, integrity and values, relevant experience, diversity, and overall commitment to enhancing stockholder value. Candidates may come to the attention of the Corporate Governance and Nominating Committee through recommendations from a search firm, current Board members, stockholders, officers, employees or other stakeholders. The Committee applies the same criteria in reviewing candidates regardless of the source of the recommendation.

Stockholder-Nominated Director Candidates

The Board of Directors adopted revisions to our Bylaws, putting into place balanced and market-standard proxy access provisions. We believe that these provisions provide meaningful, effective and accessible proxy access rights to our stockholders, while balancing those benefits against the risk of misuse or abuse by stockholders with special interests that are not shared by all or a significant percentage of our stockholders. Our proxy access provisions permit a stockholder, or a group of up to 20 stockholders, owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%, but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws.

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Board Membership Criteria

The Board and its Governance and Nominating Committee believe there are general qualifications that all directors must exhibit and other key qualifications and experience that should be represented on the Board as a whole, but not necessarily by each individual director. In addition, the Board conducts interviews of potential director candidates to assess intangible qualities, including the individual’s ability to ask difficult questions and, simultaneously, to work collegially.

BOARD MEMBERSHIP CRITERIA
Independence
Integrity
Track record of success
Business judgment
Innovative thinking
Diversity
Familiarity with and respect for corporate governance requirements and practices
Ability & willingness to commit sufficient time to the Board

Our Board is composed of a diverse group of leaders in their respective fields. Many of our current directors have leadership experience at major companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience at academic or financial services institutions which brings unique perspectives to the Board. Further, each of the Company’s directors has other specific qualifications that make him or her a valuable member of our Board, such as financial literacy, talent and brand management, customer service experience and crewmember relations, as well as other experience that provides insight into issues we face.

While the Board does not have a specific diversity policy, it considers diversity of viewpoints, background, race, gender, ethnicity, experience, accomplishments, education and skills when identifying and evaluating nominees. Diversity is important because the Board believes that a variety of points of view that comes from a Board that is diverse contributes to a more effective decision-making process. When recommending director nominees for election by stockholders, the Board and its Governance and Nominating Committee focus on how the experience, skill set and diversity of each director nominee complements those of fellow director nominees to create a balanced Board with diverse backgrounds, viewpoints and deep expertise. The Board believes that directors should contribute positively to the existing chemistry and collaborative culture among Board members. The Board also believes that its members should possess a commitment to the success of the Company, proven leadership qualities, sound judgment and a willingness to engage in constructive debate. In determining whether an incumbent director should stand for reelection, the Governance and Nominating Committee considers, with respect to each nominee, the above factors, as well as that director’s personal and professional integrity, attendance record, preparedness, participation and candor, any additional criteria set forth in our Corporate Governance Guidelines and other relevant factors as determined by the Board. Periodically, the Governance and Nominating Committee reviews the Company’s short- and long-term business plans to gauge what additional current and future skills and experience should be represented on the Company’s Board. The Corporate Governance and Nominating Committee seeks to use the results of the assessment process as it identifies and recruits potential director candidates.

Director Independence

Having an independent board is a core element of our governance philosophy. Our Corporate Governance Guidelines provide that a substantial majority of our directors will be independent, including within the meaning of the applicable independence requirements of Nasdaq. Our Board has adopted director independence guidelines to assist in determining each director’s independence. These guidelines are available on the investor relations page of our website.

Each year, in assessing director independence, the Board affirmatively determines whether a director has no relationship that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. Annually, each director completes a detailed questionnaire that provides information about relationships that might affect the determination with respect to his or her independence.

The Board analyzed the independence of each director and nominee and determined that Mses. Jewett, Gambale (Ms. Gambale is not standing for re-election at the 2021 Annual Meeting), McClure and Robb O’Hagan and Messrs. Baldanza, Boneparth, Ford, Leduc, Sharma and Winkelmann meet the standards of independence under applicable Nasdaq listing standards, including, as applicable to members of those committees, the enhanced standards for audit and compensation committee independence, and that each member is free of any relationship that would interfere with her or his individual exercise of independent judgment. Robin Hayes, our CEO, is our only director who is not deemed to be independent.

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Director Attendance

The Board held a total of 15 meetings during 2020. All of the directors attended at least 75% of the aggregate of all meetings of the Board and of each committee at the times when he or she was a member of the Board or such committee during fiscal year 2020. The Company has a policy encouraging all directors to attend each annual meeting of stockholders. All members of our Board attended our 2020 annual meeting of stockholders held on May 14, 2020.

2021 Director Nominees

There are currently eleven members of our Board and, assuming the election of all nominees, immediately following the annual meeting the size of our Board will be set at ten directors. Ms. Gambale, a director since 2006, is not standing for reelection as, pursuant to our Corporate Governance Guidelines, her term is complete. The Company thanks Ms. Gambale for her exemplary service to JetBlue.

At the 2021 annual meeting, ten directors are to be elected to hold office until the 2022 annual meeting and until their successors have been elected and qualified. All nominees are current JetBlue Board members who were elected by stockholders at the 2020 annual meeting, except for Monte Ford, who was appointed to the Board in January 2021. Based on the recommendation of the Governance and Nominating Committee, the Board has nominated each of B. Ben Baldanza, Peter Boneparth, Monte Ford, Robin Hayes, Ellen Jewett, Robert Leduc, Teri McClure, Sarah Robb O’Hagan, Vivek Sharma and Thomas Winkelmann, each a current director of the Company, to be elected as a director of the Company to serve on our Board until the 2022 annual meeting of stockholders and until such time as their respective successors have been duly elected and qualified or until his or her earlier death, disability, resignation, retirement, disqualification or removal from office.

The Board has no reason to believe that any of the nominees named in this proxy statement would be unable or unwilling to serve as a director if elected. However, if before the annual meeting, any nominee is unable to serve or for good cause will not serve as a director if elected, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee. If a quorum is present, a substitute nominee for election to a position on the Board will be elected by a majority of the votes cast at the annual meeting. Alternatively, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

Included in each director nominee’s biography below is a description of select key qualifications and experience of such nominee based on the qualifications described above. The Board and the Governance and Nominating Committee believe that the combination of the various qualifications and experiences of the director nominees would contribute to an effective and well-functioning board and that, individually and as a whole, the director nominees possess the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company’s management.

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MANAGEMENT PROPOSAL 1

TO ELECT DIRECTORS

What are you voting on?

■ Stockholders are being asked to elect ten (10) director nominees for a one-year term.

Voting recommendation:

■ FOR the election of each director nominee. The Board and its Governance and Nominating Committee believe that each of the ten director nominees possess the necessary qualifications and experiences to provide quality advice and counsel to the Company’s management and effectively oversee the long-term interests of the stockholders.

All nominees are current JetBlue Board members who were elected by the stockholders, except for Monte Ford, who was appointed to the Board in early 2021. Ms. Gambale is not standing for re-election at this year’s Annual Meeting as she has reached the term limit provided in our Corporate Governance Guidelines.

YOUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL.

B. BEN BALDANZA Age 59 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit (Chair) ■ Airline Safety ■ Finance

EXPERIENCE:

Current Role:

■ Owner and CEO of Diemacher, LLC, an advisory firm helping businesses restructure, grow revenue, and reduce costs.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Six Flags Entertainment Corporation

Prior Business and Other Experience:

■ From 2006 to 2016, Mr. Baldanza was the CEO, President and a member of the Board of Directors of Spirit Airlines, Inc., a commercial passenger airline, and in 2005, its President and Chief Operating Officer. Prior to his role at Spirit, Mr. Baldanza held positions in Finance, Marketing and Operations at other airlines, including American Airlines, Northwest Airlines, Continental Airlines, Taca Airlines and U.S. Airways. He has more than 30 years of experience in the aviation industry.

Prior Public Company Board:

■ Spirit Airlines, Inc.

Key Qualifications:

■ As the former Chief Executive Officer of a domestic airline, Mr. Baldanza’s experience and qualifications include finance and investment experience, a deep understanding of human resources and labor relations, airline operational experience, knowledge of the competitive landscape, experience with government and regulatory affairs, risk management, including commodities risk, customer service and brand enhancement, international experience and general airline industry knowledge. Mr. Baldanza has extensive commercial and operational experience with expertise in revenue management and productivity.

PETER BONEPARTH Age 62 Director since: 2008 INDEPENDENT INDEPENDENT BOARD CHAIR JETBLUE BOARD COMMITTEES*: ■ Finance (Chair) ■ Compensation ■ Governance & Nominating

EXPERIENCE:

Current Role:

■ Senior advisor to a division of The Blackstone Group, LLP, an investment management firm, advising on the retail industry.

Current Public Company Boards:

■ JetBlue Airways Corporation, Independent Board Chair

■ Kohl’s Corporation

Prior Business and Other Experience:

■ Mr. Boneparth was a Senior Advisor of Irving Capital Partners, a private equity group, from February 2009 through 2014. He served as President and CEO of the Jones Apparel Group, an apparel company, from 2002 to 2007.

Key Qualifications:

■ As a senior retail executive, Mr. Boneparth’s qualifications and experience include finance and investment experience, talent management, international business experience, knowledge of brand enhancement and customer service, oversight of risk management and crewmember relations.

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MONTE FORD Age 61 Director since: 2021 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit

EXPERIENCE:

Current Role:

■ Principal Partner at the Chief Information Officer Strategy Exchange, a membership program for technology executives, and Network Partner and Industry Advisor to Brightwood Capital Advisors, LLC, a provider of growth capital to growing middle-market businesses.

Current Public Company Boards:

■ JetBlue Airways Corporation

■ Akamai Technologies, Inc.

■ The Michael’s Companies, Inc.

■ Iron Mountain Inc.

Prior Business and Other Experience:

■ Mr. Ford served as Executive Chair and Chief Executive Officer of Aptean Software, an enterprise business software provider, from 2012 to 2013, and as Chief Information Officer of AMR Corporation (now known as American Airlines Group), an airline holding company, from 2000 to 2011. Prior to that, Mr. Ford held executive management positions with The Associates First Capital Corporation, Bank of Boston and Digital Equipment Corporation. He has served as a director of several institutions, as well as on the Research Board and CIO Strategy Exchange.

Key Qualifications:

■ As a thought leader and former technology executive, Mr. Ford’s qualifications and experience include diverse leadership experiences and an extensive background in information technology, including in the airline industry.

ROBIN HAYES Age 54 Director since: 2015 JETBLUE BOARD COMMITTEES*: ■ Airline Safety

EXPERIENCE:

Current Role:

■ JetBlue CEO

Current Public Company Board:

■ JetBlue Airways Corporation

■ KeyCorp

Prior Business and Other Experience:

■ Mr. Hayes has been JetBlue’s CEO since June 2018. He served as president and Chief Executive Officer from 2015 to May 2018. From 2014 to 2015, Mr. Hayes was JetBlue’s President, responsible for the airline’s commercial and operations areas including Airport Operations, Customer Support (Reservations), Flight Operations, Inflight, System Operations, Technical Operations, as well as Communications, Marketing, Network Planning and Sales. He served as JetBlue’s Executive Vice President and Chief Commercial Officer from August 2008 until December 2013. Prior to joining JetBlue, Mr. Hayes was the Executive Vice President for The Americas for British Airways, a commercial airline. Over the span of a 19-year career with British Airways, he also served as Area General Manager for Europe, Latin America and the Caribbean. Mr. Hayes currently serves as the Board Chair of the IATA Board of Governors.

Key Qualifications: ■ As a senior airline executive, Mr. Hayes’ qualifications include over 30 years of aviation experience, knowledge of the competitive landscape, brand enhancement and management.

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ELLEN JEWETT Age 62 Director since: 2011 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Governance & Nominating (Chair) ■ ESG subcommittee (Chair) ■ Audit ■ Finance

EXPERIENCE:

Current Role:

■ Managing Partner of Canoe Point Capital, LLC, an investment firm focusing on early stage social ventures.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Booz Allen Hamilton Holding Corporation

Prior Business and Other Experience:

■ Ms. Jewett was the Managing Director Head of U.S. Government and Infrastructure for BMO Capital Markets, a financial services institution, covering airports and infrastructure banking from 2010 to 2015. Prior to that, Ms. Jewett spent more than 20 years at Goldman, Sachs & Co., a global financial institution, specializing in airport infrastructure financing, most recently serving as head of the public sector transportation group, and previously, as head of the airport finance group. Ms. Jewett served as the President of the Board of the Brearley School through June 2018. She is a director for Foundation Credit Opportunities (FCO) U.S. and Offshore Feeder Funds and a Trustee of Children’s Aid in New York City.

Key Qualifications:

■ As a finance professional, Ms. Jewett’s qualifications and experience include domestic and international finance, business and investment experience, talent management and experience in the areas of airports and infrastructure.

ROBERT LEDUC Age 65 Director since: 2020 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety ■ Audit ■ Finance

EXPERIENCE:

Current Role:

■ Retired as President of UTC’s jet engine manufacturer Pratt & Whitney in 2020.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Howmet

■ AAR

Prior Business and Other Experience:

■ Mr. Leduc served as President of Pratt & Whitney, an aerospace manufacturer, from 2016 until early 2020. He had led helicopter manufacturer Sikorsky Aircraft, an aircraft manufacturer, from 2015-2016, when UTC sold Sikorsky to defense contractor Lockheed Martin Corp. Previously, Mr. Leduc served in leadership positions at Hamilton Sundstrand and UTC Aerospace Systems, each an aerospace company.

Key Qualifications:

■ As a former senior aviation executive, Mr. Leduc’s qualifications include over 42 years of aviation experience, with significant maintenance and engine related experience, brand enhancement, finance and talent management.

TERI MCCLURE Age 57 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation (Chair) ■ ESG subcommittee ■ Governance & Nominating

EXPERIENCE:

Current Role:

■ Retired as Chief Human Resources Officer of United Parcel Service (“UPS”), a package delivery and supply chain management company in 2019.

Current Public Company Board:

■ JetBlue Airways Corporation

■ Fluor Corporation

■ GMS, Inc.

■ Lennar Corp.

Prior Business and Other Experience:

■ From 1995 until her retirement in 2019, Ms. McClure worked at UPS, serving most recently as Chief Human Resources Officer. She has also held additional positions and responsibilities on the UPS Executive Leadership Team, including General Counsel and Corporate Secretary, and Audit and Global Ethics and Compliance, among other roles.

Key Qualifications:

■ As a CHRO and General Counsel as well as an aviation executive with nearly 25 years of experience, Ms. McClure’s qualifications and experience include legal acumen, talent management, labor issues, aviation management, risk management oversight and international business experience.

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SARAH ROBB O’HAGAN Age 48 Director since: 2018 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Compensation

EXPERIENCE:

Current Role:

■ CEO of EXOS, the Human Performance Company

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Prior to EXOS, Ms. Robb O’Hagan served as the Chief Executive Officer of the indoor cycling company Flywheel Sports from 2016 to 2018, and became the author and founder behind Extreme Living LLC, a content platform to unleash potential in diverse aspiring leaders. She previously served as global president of Equinox, a luxury fitness company, from 2012 to 2016, where she led the upgrading of the offering through a significant technology transformation, and global president of Gatorade, a sports nutrition business, from 2008 to 2012, where she successfully led the business through a major repositioning and business turnaround.

Key Qualifications:

■ As a CEO, entrepreneur and author, Ms. Robb O’Hagan’s qualifications and experience include marketing and brand expertise, digital transformation, lifestyle brands, talent management, technology, risk management oversight and international business and operating company experience.

VIVEK SHARMA Age 46 Director since: 2019 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Audit

EXPERIENCE:

Current Role:

■ Founder and Chief Executive Officer of InStride, a strategic enterprise education company, since 2018.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Business and Other Experience:

■ Mr. Sharma previously served as Senior Vice President of eCommerce and Digital Guest Experience at The Walt Disney Company, a worldwide entertainment company, from 2013-2018, and is also an adjunct professor of data science at the University of Southern California’s Marshall School of Business. Earlier in his career, he was the General Manager of Yahoo Mail & Messenger, a web services provider, Vice President of Product Management of Yahoo Search, and Associate Partner with the Technology Practice of McKinsey & Company, a management consulting firm.

Key Qualifications:

■ As a CEO, entrepreneur, author and professor, Mr. Sharma’s qualifications and experiences include digital transformation data science, ecommerce and digital guest experience, workforce online education and talent management.

THOMAS WINKELMANN Age 61 Director since: 2013 INDEPENDENT JETBLUE BOARD COMMITTEES*: ■ Airline Safety (Chair) ■ Compensation ■ ESG subcommittee ■ Governance & Nominating

EXPERIENCE:

Current Role:

■ Executive Chair of Zeitfracht Group, a logistics company based in Berlin, Germany.

Current Public Company Board:

■ JetBlue Airways Corporation

Prior Public Company Board:

■ Lufthansa CityLine GmbH

■ Air Dolomiti S.p.A. Linee Aeree Regionali Europee.

Prior Business and Other Experience:

■ Before joining Zeitfracht, Mr. Winkelmann served as CEO of airberlin, a commercial airline, from 2017 through 2018. He previously served as the Chief Executive Officer of Lufthansa German Airlines (Hub Munich), a commercial airline, since in 2016 and was a member of the Group Executive Committee of Lufthansa Group. From 2006 through 2015, he served as Chief Executive Officer of Germanwings GmbH, a commercial airline.

Key Qualifications:

■ As a senior airline executive, Mr. Winkelmann’s qualifications and experience include sales, marketing, revenue management, airline operations, knowledge of North America, Latin America and the Caribbean as well as general airline industry knowledge.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE.

*	Memberships as of the 2021 Annual Meeting.

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Director Compensation

The Compensation Committee, with input from its independent compensation consultant, periodically reviews and evaluates director compensation. Our objective is to pay non-employee directors over time at or near the median of the proxy peer group, to award a significant component in equity, and to adjust as needed. Our Board expects to review director compensation periodically, to ensure that the director compensation package remains competitive such that we are able to recruit and retain qualified directors.

COMPENSATION STRUCTURE FOR DIRECTORS FOR 2020
Annual base retainer (all non-employee directors)	$80,000
Annual equity award(1)	$125,000
Independent Board Chair supplemental fee	$50,000
Annual Audit Committee Chair supplemental fee	$20,000
Annual Compensation Committee Chair supplemental fee	$15,000
Annual G&N Committee Chair supplemental fee	$10,000
Annual Airline Safety Committee Chair supplemental fee	$10,000
Annual Committee membership fees:
Audit	$15,000
Compensation, G&N, Airline Safety	$10,000
New directors DSU grant(2)	$35,000
(1)	Directors annually elect DSUs or RSUs, each of which vest after one year of service. DSU settlement is deferred until a director’s separation from the Board.
(2)	New director stock unit grants vest ratably over three years of service. Settlement is deferred until a director’s separation from the Board.

As is customary in the airline industry, all members of the Board and their immediate family may travel without charge on our flights. We also provide directors with post-service travel benefits.

We reimburse our directors, including our full-time crewmember director, for expenses incurred in attending meetings. We do not provide gross-up payments to members of our Board.

In March 2020, the Board of Directors agreed to forego 100% of its cash compensation (including Board and committee fees) for the first quarter of 2020 as the Company grappled with the effects of COVID-19 on the aviation industry and JetBlue.

In 2020, Mr. Peterson donated $23,333, Mr. Leduc donated $3,501, Mr. Baldanza donated $1,842, Mr. Sica donated $1,000, and Ms. Robb O’Hagan donated $700 of the cash portion of their respective Board compensation to the JetBlue Crewmember Crisis Fund, a non-profit organization that assists JetBlue crewmembers facing emergency hardship situations.

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Fiscal Year 2020 Director Compensation

The following table summarizes compensation paid to our non-employee directors for services rendered during the year ended December 31, 2020 (which excludes the cash compensation waived for the first quarter of 2020). The footnotes to the table and narrative discussion preceding the table describe details of each form of compensation paid to, or earned by, our directors and other material factors relating to director compensation arrangements.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)	(1)	All Other Compensation ($)	(2)	Total ($)
Robin Hayes(3)	—	—		—		—
Ben Baldanza	92,083	124,994		—		217,077
Peter Boneparth	105,833	124,994		13,067		243,895
Virginia Gambale(4)	90,000	124,994		—		214,994
Stephan Gemkow(5)	15,000	124,994		—		139,994
Ellen Jewett	86,250	124,994		—		211,244
Robert Leduc(7)	70,000	34,995		—		104,995
Teri McClure	75,833	124,994		—		200,828
Joel Peterson(6)	23,333	124,994		—		148,328
Sarah Robb O’Hagan	70,000	124,994		—		194,994
Vivek Sharma	71,250	124,994		—		196,244
Frank Sica(6)	78,755	124,994		—		203,749
Thomas Winkelmann	90,000	124,994		—		214,994
(1)	Includes 6,849 DSUs or RSUs granted on February 25, 2020 to the then-sitting directors. At December 31, 2020, 69,398 DSUs remained outstanding for Ms. Gambale, 62,398 for Mr. Boneparth, 50,496 for Ms. Jewett, 37,512 for Mr. Winkelmann, 16,234 for each of Ms. Robb O’Hagan and Mr. Baldanza, 8,895 for Ms. McClure and 8,698 for Mr. Sharma. Mr. Robert Leduc joined the Board in May 2020 and received a grant of 3,086 DSUs. At December 31, 2020, 6,849 RSUs remained outstanding for each of Ms. Gambale and Ms. Jewett, and Messrs. Boneparth and Winkelmann. The amount disclosed in this table for each director reflects the grant date fair value of the equity award based on JetBlue’s stock price on the grant date as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718, Compensation — Stock Compensation (“FASB ASC Topic 718”). Please refer to Note 8 of our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, for further discussion related to the assumptions used in our valuation. For information on the valuation assumptions with respect to grants made prior to 2020, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K.
(2)	Consists of the value of flight benefits for the listed directors over $10,000 in value.
(3)	Mr. Hayes was employed by the Company in 2020. He did not receive any additional compensation for his director service to the Company. Mr. Hayes’ compensation is reported in the Summary Compensation Table on page 51 of this proxy statement.
(4)	Ms. Gambale is not standing for re-election at the 2021 Annual Meeting of Stockholders as she has reached the Company’s term limit for directors.
(5)	Mr. Gemkow resigned from the JetBlue Board on March 5, 2020 and was paid a portion of the Board cash compensation for the first quarter. In accordance with the terms of the RSU award agreement, his 2020 grant of equity was forfeited upon his departure from the Board prior to the vesting date of the grant.
(6)	Messrs. Peterson and Sica served on our Board until May 14, 2020 and were paid a portion of the Board cash compensation for the second quarter. In accordance with the terms of the RSU award agreement, their 2020 grants of RSUs were forfeited upon their departure from the Board. The fees reported above for Mr. Sica include $62,088 in consulting fees received from the Company in 2020.
(7)	Mr. Leduc was elected to join the Board at the 2020 Annual Meeting of Stockholders.

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Certain Relationships and Related Transactions

We established a written policy that requires approval or ratification by our Audit Committee of any transaction in excess of $120,000, which involves a “Related Person’s” entry into an “Interested Transaction.” As defined in our policy, an Interested Transaction is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (ii) the Company is a participant, and (iii) any Related Person has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A “Related Person” is defined in our policy as any (i) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if he or she does not presently serve in that role) an executive officer, director or nominee for election as a director, (ii) greater than 5% beneficial owner of the Company’s common stock, or (iii) immediate family member of any of the foregoing. “Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Our policy further provides that only disinterested directors are entitled to vote on any Interested Transaction presented for Audit Committee approval.

Joanna Geraghty, the Company’s President and Chief Operating Officer, is married to a partner in the law firm of Holland & Knight LLP (HK). The Company has used multiple lawyers at HK, including on occasion Ms. Geraghty’s husband, to perform various legal services for many years, and which period significantly predates Ms. Geraghty’s joining the Company in February 2005. In 2020, Ms. Geraghty’s spouse did not have a material interest in HK’s relationship with the Company as he was no longer involved in providing or supervising services that HK performs for the Company, he does not receive any direct compensation from the fees the Company pays to HK, and those fees in the last fiscal year were less than .0025 percent of HK’s annual revenues. Under the Company’s related person transactions policy, the Audit Committee of the Company’s Board of Directors reviewed the Company’s relationship with HK. The Company has guidelines that require the Company’s General Counsel to review and pre-approve any future engagement of HK for legal services. The Company elected to voluntarily disclose its relationship with HK in this annual proxy statement.

Transactions with Related Persons since the Beginning of Fiscal Year 2020

The Company and its subsidiaries periodically enter into transactions in the ordinary course of business with other corporations of which the Company’s executive officers or directors or members of their immediate families may be directors, executive officers, or stockholders. There are no reportable transactions with related persons for 2020.

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MANAGEMENT PROPOSAL 2

TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

What am I voting on?
■ Stockholders are being asked to approve, on an advisory basis, the compensation of the named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement).
Voting recommendation:
■ FOR the resolution to approve compensation of the named executive officers, on an advisory basis. The Compensation Committee takes very seriously its role in the governance of the Company’s compensation programs and values thoughtful input from stockholders. The Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions.

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are providing stockholders with a non-binding advisory vote to approve the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement.

In deciding how to vote on this proposal, the Board encourages you to read the Compensation Discussion and Analysis, the accompanying compensation tables and related narrative in this proxy statement. For the reasons outlined above and elsewhere in this proxy statement, we believe that our executive compensation program is well designed, appropriately aligns executive pay with Company performance and incentivizes desirable behavior.

The Board recommends that stockholders vote FOR the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the accompanying compensation tables and the related narrative.”

Because your vote is advisory, it will not be binding upon the Board. However, the Board values stockholders’ opinions, and the Compensation Committee will take into account the outcome of the advisory vote when considering future executive compensation decisions. The Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. The next such vote will occur at the 2022 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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NAMED EXECUTIVE OFFICER COMPENSATION DISCUSSION AND ANALYSIS

TABLE OF CONTENTS

EXECUTIVE SUMMARY	36

COMPENSATION PHILOSOPHY AND GOVERNANCE	37

COMPENSATION PROGRAM DESIGN	42

FY 2020 COMPENSATION DECISIONS	44

OTHER COMPENSATION POLICIES AND INFORMATION	48

This Compensation Discussion and Analysis describes our compensation philosophy, policies and plans as well as our compensation-setting process and the 2020 compensation of our named executive officers (“NEOs”). In addition, we explain why we believe that our executive compensation program is in the best interests of JetBlue and you, our stockholders.

Executive Summary

This Compensation Discussion and Analysis provides information about our fiscal year 2020 compensation program for our NEOs identified in the Summary Compensation Table as of December 31, 2020.

ROBIN HAYES	JOANNA GERAGHTY	STEPHEN PRIEST	EASWARAN SUNDARAM	BRANDON NELSON
Chief Executive Officer	President and Chief Operating Officer	Chief Financial Officer	Chief Digital & Technology Officer	General Counsel and Corporate Secretary

This Compensation Discussion and Analysis contains forward-looking statements that are based on our current plan, considerations, expectations and determinations regarding future compensation programs. The actual compensation programs that we adopt in the future may differ materially from the programs as summarized in this discussion.

The COVID-19 Pandemic, Federal Relief and the Impact on Certain Employee Compensation

Our multi-year effort to transform our executive pay program was well underway when, in March of 2020, the effects of COVID-19 began to be felt in the United States.

In 2020, JetBlue and the global aviation industry were severely impacted by COVID-19 as the impacts of the global pandemic continued to intensify. In fact, Robin Hayes, JetBlue’s CEO, sent a 2020 year-end note to crewmembers explaining when he first realized that the COVID-19 pandemic was going to be the biggest crisis in modern aviation history.

In March 2020, we saw a significant drop in demand for air travel and a related decline in revenue due to the spread of COVID-19, burgeoning quarantines and lockdowns. By the end of March 2020, our front line crewmembers were seeing declines in their hours worked.

In light of the impact of COVID-19 on our crewmembers and on our business operations, we immediately implemented the following changes to our 2020 executive compensation program (which are discussed further below in “FY 2020 Compensation Decisions”):

■	Named executive officers took reductions in base salary from April through December 2020 and the Board of Directors waived 100% of its cash compensation for the first quarter of 2020;

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■	Annual cash incentive awards were paid at approximately 33% below target due to the Corporate Performance Factor not being met while our NEOs performed above and beyond as they led JetBlue and its crewmembers through the pandemic and they met or exceeded their individual goals.
■	Due to the volatility and inherent uncertainty caused by the pandemic and our focus on navigating through these unprecedented times, no PSU awards were issued for the 2020-2022 performance period. There were no substitution awards or adjustments to other elements of compensation to replace the value of the PSUs.
■	Overall, the compensation of our NEOs was below target due to the effects of the pandemic. The Compensation Committee expects that this situation, coupled with CARES Act compensation limitations, will create a challenging compensation and retention environment in the near future for JetBlue.

In the first quarter of 2021, the Company assessed the year just completed. JetBlue’s crewmembers had gone above and beyond during extraordinary times to continue operating, delivering a safe experience and enabling the airline to pivot from a growth mode to a survival mode. Some crewmembers went remote as lockdowns were imposed by various government authorities and others continued to report to airports in our Blue Cities as essential workers, helping to fly medical personnel and other essential workers and equipment to where they were needed to be to combat the virus. The CARES Act, as discussed below, threw a lifeline to aviation workers through the end of September 2020 (and subsequent legislation extended that relief from December 2020 into 2021).

The CARES Act

On March 27, 2020, Congress passed The Coronavirus Aid, Relief, and Economic Security (“CARES”) Act. Under the CARES Act, the federal government provided assistance to the aviation industry in the form of direct payroll support and secured loans.

The bill provided a total of $2.2 trillion in economic stimulus aimed at providing emergency assistance and health care response for individuals, families, and businesses, affected by the COVID-19 pandemic. Certain of the CARES Act funds were made available to protect aviation jobs. Access to CARES Act funds came with restrictions, including limits on employee and officer compensation.

Pursuant to a Payroll Support Program (“PSP”) Agreement, JetBlue received PSP funds of $685 million in grants and $251 million in an unsecured term loan. On September 30, 2020, the U.S. Treasury provided us an additional payment of $27 million, consisting of $19 million in grants and $8 million in an unsecured term loan under the PSP Agreement. In addition, subject to certain conditions and pursuant to an extension, JetBlue is eligible for up to $1.95 billion in CARES Act loans through May 2021, of which it accessed $115 million in CARES Act loan funding in 2020.JetBlue issued warrants to purchase common stock at set exercise prices in exchange for CARES Act funding. In late December 2020, a second federal relief act was adopted, which provided additional payroll support to passenger air carriers and contractors and extended the limits on certain employee compensation to October 1, 2022.

The compensation limits under the federal support programs apply to any officer or employee of JetBlue whose total compensation exceeded $425,000 in 2019. Those officers or employees may not receive total compensation during the life of the loan and an additional one-year period thereafter that exceeds, during any 12 consecutive months, the total compensation received by the officer or employee in 2019. Any officer or employee of JetBlue whose total compensation exceeded $3,000,000 in 2019 may not receive total compensation that exceeds, during any 12 consecutive months of such period, $3,000,000 plus 50% of the excess over $3,000,000 of the total compensation received by the officer or employee in 2019. These limits applied to the compensation of our NEOs in 2020 following our receipt of funds, and will continue to apply through one year after the date on which the loans we received under the federal support programs are no longer outstanding.

Compensation Philosophy and Governance

Compensation Philosophy & Principles

During the pandemic, we have aimed to continue to lead with our values, by promoting a safe environment for our customers and crewmembers with our Safety From the Ground Up Program. In addition, as we have adapted to a changed revenue environment, we moved into a cash preservation mode for most of 2020.

We continue to:

SUPPORT OUR STRATEGY AND STAY TRUE TO OUR VALUES	ATTRACT AND RETAIN TOP TALENT	PAY FOR PERFORMANCE

We aim to align compensation programs with business strategies targeted at conserving cash in the current demand restricted environment, with the goal of returning to long-term value creation for our stockholders as the demand for travel returns.	We value our crewleaders, and we anticipate some will leave the aviation industry due to the impact of COVID-19. Our goal is to aim to retain our talented leaders by treating them fairly.	We hold our NEOs accountable for their performance in light of drastically revised Company goals, emphasizing leadership and accountability during the pandemic.

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Determining Executive Compensation

The Compensation Committee assists the Board with oversight and determination of compensation for the Company’s non-employee directors and executive officers. The Compensation Committee oversees the Company’s executive compensation policies and reviews and establishes the compensation for our CEO (subject to approval by our Board) and the other NEOs. The Compensation Committee is charged with review of pay levels and policies related to salaries, annual cash incentive awards and grants of equity and non-equity incentive awards and oversight of our equity incentive plans. In determining base salary, annual cash incentive awards, RSU and PSU equity awards, the Compensation Committee uses the relevant executive officer’s current level of total compensation as the starting point. The Compensation Committee bases any adjustments to the current pay level on several factors, including the scope and complexity of the functions the executive officer oversees, the contribution of those functions to our overall performance, individual experience and capabilities, individual performance and competitive pay practices. Any variations in compensation among our executive officers reflect differences in these factors. The Compensation Committee may consider the effect of the global pandemic and other linked economic and environmental pressures that may negatively impact results.

The Compensation Committee relied on the following tools in determining the base salary, annual incentive cash targets, and equity awards for the NEOs in 2020:

■	Competitive Peer Group Survey;
■	Management Recommendations; and
■	Annual Performance Reviews.

Compensation Consultant

The Compensation Committee is authorized to retain and terminate compensation consultants, legal counsel or other advisors to the Committee and to approve the engagement of any such consultant, counsel or advisor, to the extent it deems necessary or appropriate after specifically analyzing the independence of any such consultant retained by the Committee. The Chair of the Compensation Committee reports the Committee’s actions and recommendations for the previous quarter to the full Board at the next regularly scheduled Board meeting.

The Compensation Committee engaged the services of Pay Governance as its independent advisor on matters of executive compensation for 2020. Pay Governance also evaluates compensation for non-employee directors, the next levels of senior management, and equity compensation programs generally. For 2020, the Compensation Committee assessed the independence of Pay Governance pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest exists that would prevent Pay Governance from independently representing the Compensation Committee.

As discussed below under “Peer Competitive Group Survey—Market Assessment,” Pay Governance provided the Company and the Committee with compensation data regarding the companies in our competitor peer group. Along with the other factors cited above, the Company used this data to develop its recommendations to the Compensation Committee for 2020 compensation levels for executives other than the CEO. The Compensation Committee and Pay Governance recommended CEO compensation changes to the Board. Pay Governance also provided suggestions on the design of the annual cash and long-term incentive awards that were used in 2020, and for the long-term performance based incentive program, including the performance measures and weighting, the factors for the Compensation Committee to review when determining whether to adjust the formulaic amount, and the general range of adjustments to apply. Pay Governance reports directly to the Compensation Committee and all services performed by Pay Governance were under the direction of the Compensation Committee.

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Performance Based Pay

Our compensation program is designed to reward our NEOs for the Company’s continued success. Consistent with our compensation philosophy, the Compensation Committee sets the compensation of our executive officers, including our NEOs, based in part on achievement of annual financial and operational objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The majority of our NEOs’ total compensation is tied to performance and is “at risk.”

2020 TARGET COMPENSATION CEO	2020 TARGET COMPENSATION NEOs (excluding CEO)

Competitive Peer Group Survey – Market Assessment

In order to set 2020 compensation, in September 2019, the Compensation Committee reviewed a report on the Company’s compensation programs for senior executive officers, which incorporated data provided by Pay Governance. Pay Governance collected compensation data from the companies in our competitor peer group, as well as similarly-sized general industry companies, using the 2019 Willis Towers Watson U.S. CDB Executive Compensation Survey. Pay Governance used a combination of peer group proxy and general industry survey data to develop the competitive market. The current general industry reference group continues to place greater emphasis on consumer-oriented companies, reflecting the role of customer service in JetBlue’s success. Given the impact of the pandemic on the aviation industry, the below chart shows both 2019 and 2020 revenue.

Our competitor peer group consists of the following U.S. airlines:

	FY2019	FY 2020
	Revenue ($)	Revenue ($)	Competing in
Company	(in millions)	(in millions)	our Market
American Airlines Group	45,768	17,337
Delta Air Lines, Inc.	47,007	17,095
United Continental Holdings, Inc.	43,259	15,333
Southwest Airlines Co.	22,428	9,048
Alaska Air Group, Inc.	8,781	3,556
JetBlue Airways Corporation	8,094	2,957
Spirit Airlines	3,831	1,810
Hawaiian Holdings Inc.	2,832	845

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These companies, like JetBlue, are airlines with significant revenue (over $1 billion, pre-COVID-19) and with significant operations employing a large number of individuals and operating a large number of aircraft in our competing markets. We believe this group provides a reasonable point of comparison to assist in our assessment of our compensation programs.

We recognize that this peer group has limitations from a statistical perspective given the limited number of airline peer companies and the wide variation in size. As a result, the Compensation Committee uses the competitive data as a reference point to monitor the compensation practices of these competitors. This data was not the sole determining factor in executive compensation decisions. Instead, as described above, it was one of many factors reviewed by the Compensation Committee as part of their decision-making process. The Compensation Committee also considers our Northeast location, route network, cost structure, and size relative to other airlines. We do not rely on this information to target any specific pay percentile for our executive officers. While we do not target a particular level of compensation within the peer group, the data is used primarily to ensure that our executive compensation program as a whole is competitive when the Company achieves its targeted performance levels. While we do not target a specific market percentile ranking for the individual compensation elements that comprise total direct compensation, we review each element to ensure it is reasonable relative to our peer group. We aim to position pay to maintain our competitive cost advantage versus our peer group and recognize that some of the peer competitors are significantly larger and more mature than we are and yet we compete for the same talent pool.

Consistent with our compensation objectives discussed above, we incorporate flexibility into our compensation programs and in the executive assessment process to respond to, and adjust for, changes in the business and economic environment and individual accomplishments, performance and circumstances.

Based on its overall assessment of market pay levels, the Compensation Committee determined that the competitive positioning of our NEOs' total pay has strengthened in recent years, although room to improve remains. The Compensation Committee expects to continue to adjust relevant pay levels on a go forward, measured basis, contingent on corporate and individual performance in future years.

Competitive Peer Group Survey – Comparative CEO Target Compensation

Mr. Hayes’ target pay positioning is below most U.S. airlines’ CEOs.

The airline CEO survey data, shown below, is from 2020 proxies submitted to the SEC and reflects 2019 target compensation information. The airlines below match the airlines identified in our peer group. Mr. Hayes’ target total direct compensation is based on 2020 data.

Base salary below is the annual rate in effect at the end of 2019 for the peer airlines. Special/off-cycle awards (such as front-loaded, new hire and others) have been annualized over the vesting period.

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Best Practices in Compensation Governance

In addition to the core compensation program, the Company provides or has implemented the following:

WE DO	WE DO NOT
Emphasize performance-based, at risk pay	No tax gross ups in plans or arrangements entered into since 2013
Apply rigorous, stockholder - aligned performance objectives for executive cash incentive award payments	No repricing without stockholder approval
Consider risk in our executive compensation program	No executive-only retirement benefits
Compensation Committee engages an independent consultant	No evergreen provisions in our compensation plans
Have executive stock ownership guidelines (including 6x base salary for CEO)	No excessive perquisites
Have director stock ownership requirements	No guaranteed bonuses or annual cash incentive awards
Grant equity awards with vesting schedules over at least one year and the majority over 3 years	No hedging or pledging JetBlue securities
Maintain an executive compensation clawback policy, which includes recoupment and forfeiture provisions
Use a structured approach to CEO performance evaluation and related compensation decisions
Emphasize a transparent and just culture
Review share utilization annually
Devote significant time to management succession and leadership development efforts
Limited executive perquisites; executive health and welfare benefits same as other salaried employees
Have double-trigger change in control provisions in our equity plan
Have our equity plans administered by an independent committee
Cap our incentive plans at 200% of Target
Use multiple metrics with little overlap to avoid “feast or famine” payout situations

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Annual Performance Review

Chief Executive Officer

Our Board evaluates our CEO’s performance and compensation on an annual basis. The CEO recuses himself from Board discussions relating to evaluations of his performance and his compensation package. The Compensation Committee conducts a performance review without the CEO’s participation and provides its recommendations to the full Board. The Board’s evaluation includes both objective and subjective criteria of the CEO’s performance, which include JetBlue’s financial performance, JetBlue’s performance with respect to our long-term strategic objectives and the development of our senior management team. Prior to the Board’s evaluation, the Compensation Committee evaluates the CEO’s compensation. The Compensation Committee uses the competitive market data discussed above to recommend total direct compensation for the CEO.

Other Named Executive Officers

The Compensation Committee, together with our CEO, evaluates the performance of the executive officers. The CEO provides a performance assessment and compensation recommendation to the Compensation Committee for the other NEOs within the overall team performance framework. The performance evaluation is based on factors such as achievement of corporate performance objectives; advancement of strategic initiatives; leadership and talent development; individual business area responsibilities; and performance as an executive team member and overall executive team performance.

The Compensation Committee also reviews total direct compensation data from the competitive data with respect to other senior executive officers. The Compensation Committee makes final determinations regarding other NEOs’ total compensation.

Compensation Program Design

We believe that a significant amount of our named executive officer compensation should be tied to the Company’s performance and an increasing amount of it should be at risk. Our cash incentive and equity compensation goals (discussed in more detail beginning on page 45) are designed to drive business objectives that we believe further our long-term business goals and the creation of sustainable long-term stockholder value. The mix of compensation elements below is based on how the Compensation Committee views executive pay.

Overall 2020 Compensation Structure

In early 2020, the Compensation Committee approved target total direct compensation for the 2020 fiscal year, which is comprised of:

JetBlue’s pay mix targets a higher percentage of equity and performance based compensation.

*	Compensation mix reflects salary and bonus reductions and no PSU grant.

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JetBlue’s long-term equity payouts are tied to performance targets aimed at moving the business forward. Our 2020 RSU awards were made in our normal course of business, before the scope of the pandemic became clear. By March 2020, that had changed and our Board and Compensation Committee decided not to set PSU goals for the 2020-2022 period due to the uncertainty and volatility caused by the pandemic. Thus, no PSUs were granted in 2020.

DESIGN COMPENSATION PLANS WITH PROVISIONS TO MITIGATE UNDUE RISK

■	Our executive compensation performance metrics drive longer term performance.
■	Our short term metrics are diverse and include Controllable Costs, Customer Index and Pre-tax Margin.
■	Our annual and long-term performance awards are based on different metrics, with little or no overlap, that we believe align with long-term business priorities.
■	Our clawback policy serves as a risk mitigator.
■	Our incentive compensation payments are capped at a maximum of 200% of target.
■	Due to CARES Act restrictions, as noted elsewhere, there are additional limits on our named executive officer compensation through at least 2022 and potentially through 2026.

*	For more information on the non-GAAP measures and how we calculate ROIC for purposes of our long-term performance awards, please refer to Appendix A “Regulation G Reconciliation of Non-GAAP Financial Measures” and Appendix B “ROIC Formula for PSUs.”

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FY 2020 Compensation Decisions

The following is a timeline laying out the progression of FY 2020 compensation decisions against the backdrop of the pandemic and federal support program relief.

Summary of Fiscal Year 2020 Compensation Program

	Reward Element	Objective	Key Features	How Award Value is Calculated	2020 Decisions
FIXED	Base Salary	To attract and retain the best talent	Fixed element of compensation paid in cash	Reviewed against individual’s level of skill, experience and responsibilities; compared against a group of comparably sized corporations and industry peers	Although increases to 2020 base salaries were approved prior to the pandemic to maintain competitiveness, our NEOs consented to base salary cuts on April 1, 2020 to help the airline manage costs in light of the drop in demand due to the pandemic.
AT RISK	Annual Cash Incentive Awards	To motivate and incentivize performance over a one-year period.	Award value and measures are reviewed annually to ensure they support our strategy.	Performance is measured against financial and non-financial corporate performance targets and individual goals.	The portion of the award tied to corporate performance paid out at 0%. For the individual component, all NEOs met or exceeded target. Overall impact resulted in payouts at approximately 33% below target for most of the NEOs.
	Long-Term Incentive Equity Award RSUs	To incentivize performance and retention over the long- term; aligns Executive’s interests with our long-term interests of stockholders.	Performance is measured annually and equity vests ratably over three years, subject to forfeiture.	Based on achievement of metric driven operational and strategic goals.	All NEOs met or exceeded targets.
	Long-Term Incentive Equity Award PSUs	To motivate and incentivize sustained performance over the long-term; aligns interests of our executives with long-term interests of stockholders.	Performance is measured at the end of a three year period. PSUs payout, if at all, in common stock.	Based on achievement of two performance metrics.	2018-2020 is scheduled to be paid in 2021. 2019-2021 is payable if at all in 2022. No PSU targets were set (and no PSUs were granted) for 2020-2022 due to COVID-19 uncertainty and volatility.

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We also provide health and welfare benefits, available to our full-time crewmembers, including medical, dental, life insurance and disability programs; a 401(k) plan; and change in control severance plans. We provide retirement benefits (a 401(k) plan open to all crewmembers) and limited perquisites including space available flight privileges for all crewmembers, and, as is common in the airline industry, positive space flight privileges for executive officers and their immediate family members; possible relocation assistance for supervisor level and above; and a wellness physical for executives designed to further business continuity, available every other year.

Base Salary

KEY HIGHLIGHTS:

■	Prior to COVID-19, the Compensation Committee approved regular annual salary increases to the NEOs.
■	Realizing the impact of COVID-19, our NEOs took a voluntary reduction in salaries effective April 1, 2020.

The Compensation Committee annually reviews the base salaries of the NEOs, and adjusts them periodically as needed to maintain market position and consistency with evolving responsibilities for the relevant positions. Upon consideration of these factors and input from its independent compensation consultant, the Compensation Committee increased base salaries for the NEOs as set forth in the below table, as compared to 2019. As noted elsewhere, due to the impact of the pandemic, the NEOs voluntarily took pay reductions from April through December 2020 to help the airline retain cash and lower costs. From April through September 2020, Mr. Hayes and Ms. Geraghty took 50% salary reductions, Mr. Priest 35% and Mr. Sundaram and Mr. Nelson 20%. For the end of 2020 (October through December), the voluntary pay reductions were adjusted to 20% for Mr. Hayes and Ms. Geraghty, 15% for Mr. Priest and 10% for each of Mr. Sundaram and Mr. Nelson.

Executive	2019 Salary ($)	2020 Unadjusted Salary ($)	Reduced Salary Paid in 2020* ($)
Robin Hayes	600,000	625,000	435,417
Stephen Priest	475,000	520,000	405,750
Joanna Geraghty	540,000	565,000	393,417
Easwaran Sundaram	445,000	460,000	401,250
Brandon Nelson	405,000	450,000	390,000

*	As noted above, amounts reflect COVID-19-related pay reductions.

Annual Cash Incentive Awards

KEY HIGHLIGHTS:

■	The Company set rigorous goals for the 2020 annual cash incentive awards.
■	Due to COVID-19’s significant impact on the aviation industry, we did not achieve $1 of pre-tax income and, as such, had a 0% payout for our corporate performance factor.
■	While leading JetBlue through the unprecedented crisis, each of our NEOs received an annual cash incentive award based on their individual performance. In aggregate, the annual award averaged 33% below target.

For 2020, for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, the annual cash incentive award was based 75% on our corporate performance factor and 25% on individual performance of goals set at the beginning of the year. Mr. Nelson’s annual cash incentive award was based 50% on our corporate performance factor (“CPF”) and 50% on individual performance goals.

For 2020, the Compensation Committee approved the following target and maximum bonus opportunities for our NEOs:

Executive	Target Incentive Award Opportunity (% of Salary)	Maximum Incentive Award Opportunity (% of Salary)
Robin Hayes	150	300
Stephen Priest	90	180
Joanna Geraghty	100	200
Easwaran Sundaram	50	100
Brandon Nelson	60	120

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The Compensation Committee may adjust the formulaic funding upwards or downwards by up to 35%, including reduction of payout to 0%, based on qualitative and quantitative factors.

Corporate Performance Factor

In early 2020, we established the 2020 CPF which included a threshold of $1 of pre-tax income. The CPF is the set of company initiatives we set for management as a whole based on goals we want to substantially achieve within the year. In 2020, we used three metrics and set the weightings at one third each (two financial and one non-financial), to emphasize our continued focus areas. However, our plans were disrupted by the industry stressors introduced by COVID-19. While the customers who chose to fly overwhelmingly had a good experience (as demonstrated by our Customer Index score), since we did not produce a profit in 2020, the CPF paid out 0%.

At year end, we reported on our achievement of the CPF to the Compensation Committee. The Compensation Committee relied on our performance assessment framework to evaluate our results on each metric and then performed a collective assessment across all goals to determine a CPF, which was then applied to our annual cash incentive bonus awards. For 2020, the CPF was determined as follows:

Measure	Weight	Target	Performance Achieved	Payout Achieved as a % of Target	Actual Payout Approved as a % of Target
Pre-Tax Margin	33.33%	10.6%	-73.6%	0%
Controllable Cost(1)	33.33%	-0.5%	55.4%	0%	0%(2)
Customer Index(3)	33.33%	45.3/74.3	47.8/85.9	200%
(1)	Pre-Tax margin is a financial measure calculated using generally accepted U.S. accounting principles. Controllable Cost is a financial measure to focus on costs which we can control, unlike fuel, for example, which is subject to external factors. We evaluate Controllable Cost on a year over year percentage change basis in accordance with generally accepted U.S. accounting principles.
(2)	As the Company failed to produce a pre-tax income in 2020, the CPF is zero.
(3)	Customer Index is a combined score for controllable service delivery and on time performance, which are customer satisfaction drivers.

A “Met” target assessment would have resulted in a corporate performance factor of 100%, which would have resulted in a payout of 75% or 50%, depending on the NEO, of the annual cash incentive awards at the target level (for the corporate portion of the annual cash incentive award).

As noted, a NEO’s performance against individual goals counts for a portion (as discussed above 25% or 50%) of the annual incentive award. Our CEO evaluates the other NEOs’ performance based on objective criteria, self-evaluations, and a subjective assessment based on perceived level of difficulty and enterprise impact of the goals. The Compensation Committee measures the CEO’s achievement, and the Compensation Committee makes a CEO compensation recommendation to the Board. Our CEO provides the entire assessment to the Compensation Committee. At the beginning of 2020, financial and operating goals were established similar to prior years. Pivoting as a response to COVID-19, we established new goals. Each of our NEOs met or exceeded his or her individual goals for the year, which included:

■	Ensuring JetBlue’s financial stability, with a focus on preserving liquidity;
■	Safely managing our operation during COVID-19, with a focus on crewmember and customer health, safety and satisfaction; and
■	Maintaining a strong company culture, with a focus on strong leadership and effective communication during unprecedented times.

Long-Term Equity Awards

KEY HIGHLIGHTS:

■	Prior to COVID-19 in February 2020, the Company awarded RSUs consistent with its typical annual equity grant practices.
■	The PSU awards were initially planned to be approved in March 2020 with rigorous metrics and a design similar to previous three-year cycles.
■	As we started to recognize the effects of COVID-19 on the aviation industry, JetBlue paused the approval of its PSU program.
■	Upon realization of the significant and protracted impact of COVID-19 on our industry and our business, along with the uncertainty around the timing of recovery, we decided not to issue 2020-2022 PSU awards and there were no substitution awards or adjustments to other elements of compensation to replace the value of the PSUs.

All of the equity-based elements of our compensation program for our NEOs either vest over a multi-year period or include long-term performance measures.

Equity grants directly align NEOs’ interests with the interests of stockholders by rewarding achievement of long-term performance goals and increases in the value of our share price. Such grants enable us to attract, retain and motivate highly qualified individuals for leadership positions within the Company.

We use RSUs, based on the achievement of individual goals set the previous year, and with a three year service-based vesting period, to retain and motivate our crewmembers, including our NEOs. We have also used PSUs which vest based on company performance as an equity vehicle. Historically, approximately 50% of the total equity award target opportunity for NEOs was in the form of PSUs that are earned (or forfeited) based on the Company’s achievement of pre-established performance metrics. In 2020,

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the Compensation Committee paused the PSU program due to the uncertainty and volatility created by COVID-19, therefore no PSUs were granted to our NEOs.

Restricted Stock Units

We grant equity in the form of RSUs in connection with our annual performance review, and upon hire or promotion. Our annual equity grants are made following the Compensation Committee meeting during the first quarter of each year and vest in equal annual installments over the next three years and are forfeitable if the officer were to leave the Company before the awards are fully vested.

Based on the NEO’s role, we determine the NEO’s target opportunity. Individuals may receive between 50 to 200% of target based on their performance, as assessed by the Compensation Committee and Mr. Hayes. Actual awards are issued following the end of the performance year and are shown below.

The ranges were selected based on peer compensation data and in light of the Company’s internal pay equity considerations and its financial performance. This year, our NEOs had goals to support the Company’s financial security, ensure the safety of customers and crewmembers and maintain our culture, exhibiting leadership through the pandemic.

Mr. Hayes reviewed the performance of the senior executive officers, as well as other members of the senior leadership team. Mr. Hayes, in performing his reviews, also used his judgment in evaluating the degree of difficulty of achieving the individual’s goals. Each of the NEOs met or exceeded his or her individual performance goals, resulting in the equity awards shown in the applicable tables.

The Compensation Committee, in consultation with the Board, reviewed Mr. Hayes’ performance and leadership in 2020 in light of the Company’s overall performance and approved an award of $1,325,000 of RSUs to Mr. Hayes.

Based on the Compensation Committee’s, and, in connection with Mr. Hayes, the Board’s assessment of each NEO’s individual performance in 2020, the following RSU awards were made on February 25, 2021:

Name and Title	2020 Target Opportunity for RSUs ($)	2020 RSU Award (Fair Market Value $)
Robin Hayes	850,000	1,325,000
Stephen Priest	650,000	850,000
Joanna Geraghty	675,000	900,000
Easwaran Sundaram(1)	450,000	0
Brandon Nelson	400,000	220,000
(1)	Mr. Sundaram gave notice that he was departing JetBlue, and stepping down from his position as Chief Digital and Technology Officer, effective February 1, 2021. Accordingly, he did not receive an RSU award in February 2021.

We believe this approach is consistent with our pay for performance philosophy whereby we link our corporate results and individual goal achievement to each NEO’s compensation.

These awards were carefully calibrated so the individuals would not exceed the CARES Act compensation limits.

Performance Stock Units

Due to the significant impact of the COVID-19 pandemic on the aviation industry in general and on our business in particular, the Compensation Committee did not adopt performance metrics for the 2020-2022 performance period and no PSUs were granted in 2020. There were no substitution awards or other adjustments to other elements of compensation to replace the value of the PSUs. As JetBlue’s leadership gets a clearer view towards recovery from the pandemic, the Compensation Committee expects to provide retention grants to JetBlue’s NEOs, to ensure leadership continuity through JetBlue’s recovery efforts from the COVID-19 pandemic. All such awards would be subject to the federal support programs compensation restrictions discussed above.

VESTING OF 2018 LONG-TERM INCENTIVE PROGRAM (“LTIP”) PERFORMANCE STOCK UNIT GRANTS

In March 2018, the Compensation Committee approved grants of PSUs, subject to a three-year performance period. The 2018-2020 performance cycle completed on December 31, 2020, but vesting remained subject to certification of performance results by the Compensation Committee.

The 2018 performance unit grants had two components. The performance goals were independent of each other and equally weighted for relative ROIC growth and relative pre-tax margin growth. Depending upon actual Company performance relative to these performance goals, the exact number of shares that could have vested ranged from 0 to 200% of the target award.

At the conclusion of the performance period, the Compensation Committee calculated the Company’s performance relative to these goals during the three-year performance period to determine the vesting percentage for the 2018 performance unit grants. Our 2018-2020 PSU metrics were both relative. To measure our performance in both ROIC growth and pre-tax margin growth, we compared our change in ROIC growth and pre-tax margin growth to that of our peers. In order to earn payouts of 100% or more (target or higher), we needed to outperform our peers on these metrics. During the performance period, in the case of relative ROIC, our average ROIC was 0.7% higher than that of our peers which resulted in a 63.9% vesting for the metric. For pre-tax margin growth, we were below our peers (-3.3% growth) and this metric paid out at 0%.

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With each achievement equally weighted, based on the Compensation Committee’s calculation of these performance measures, the 2018 PSU grants vested at 63.9%. The following table summarizes the performance results with respect to each of the performance measures applicable to the 2018 LTIP PSU grants.

Performance Measures - 2018-2020	Result	Weight	Vesting
Relative ROIC Growth	0.7%	50.0%	63.9%
Relative Pre-tax Margin Growth	-3.3%	50.0%	0.0%
		TOTAL	63.9%

The following table summarizes the number of units awarded for the 2018-2020 PSU grants and the number of units to be paid out with respect to such grants for our NEOs, based on the 63.9% vesting percentage. Since these awards were subject to Compensation Committee certification at December 31, 2020, the awards are reflected as outstanding awards in the “Outstanding Equity Awards at Fiscal Year End” table.

	Vesting of 2018 Performance Unit Grants
Name	Units at Grant Date (#)	Vesting Percentage (%)	Units Upon Vesting (#)
Robin Hayes	69,053	63.9%	44,124
Stephen Priest	17,902	63.9%	11,439
Joanna Geraghty	26,854	63.9%	17,159
Easwaran Sundaram	7,672	63.9%	4,902
Brandon Nelson(1)	—	—	—
(1)	Mr. Nelson was not an LTIP participant in 2018.

2020 Compensation compared to 2019 Compensation

Due to the effects of the COVID-19 pandemic on JetBlue and the aviation industry and travel behavior in general and the limiting effect of the federal support programs, our NEOs saw a decrease in their compensation from 2019 to 2020. The below table compares the compensation reported in the Summary Compensation Table for 2019 and 2020.

Name	2019	2020	Difference	Difference %
Robin Hayes	3,955,523	2,063,189	(1,892,334)	-48%
Stephen Priest	2,105,257	1,408,147	(697,110)	-33%
Joanna Geraghty	2,488,169	1,411,687	(1,076,482)	-43%
Easwaran Sundaram	1,273,808	1,171,329	(102,479)	-8%
Brandon Nelson	1,027,687	944,176	(83,511)	-8%

Other Compensation Policies and Information

Results of the 2020 Advisory Vote on Executive Compensation (“Say-on-Pay”)

At our 2020 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s fiscal 2019 NEOs’ compensation (“say-on-pay”). Approximately 95.9% of the aggregate votes cast on the “say-on-pay” proposal at that meeting were voted in favor of the proposal. JetBlue engages with stockholders and other stakeholders to discuss a variety of aspects of our business and welcomes stockholder input and feedback.

The Compensation Committee strives to continue to ensure that the design of the Company’s executive compensation programs is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee intends to continue to use the “say-on-pay” vote as a guidepost for stockholder sentiment and continues to take into account stockholder feedback in making compensation decisions.

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All Other Compensation

Perquisites and Other Personal Benefits

We offer limited perquisites and other personal benefits to our NEOs. The Compensation Committee believes that these perquisites are reasonable and consistent with prevailing market practice and the Company’s overall compensation program. Perquisites are not a material part of our compensation program. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs. See “—Summary Compensation Table — All Other Compensation.”

Post-Employment Benefits

To promote retention and recruiting, we also offer limited arrangements that provide certain post-employment benefits in order to alleviate concerns that may arise in the event of a crewmember’s separation from service with us and enable crewmembers to focus on Company duties while employed by us.

■	Severance Benefits. In the event of a change in control, post-employment severance benefits for our NEOs are provided through our Executive Change in Control Severance Plan (the “Executive Plan”) or our Amended and Restated 2011 Incentive Compensation Plan (the “2011 Plan”), as applicable. Our Executive Plan is intended to ensure stability within the Company during a period of uncertainty resulting from the possibility of a change in control of the Company by providing incentives for certain designated crewmembers, including our NEOs, to remain in our employ. See “—Agreements Governing Termination,” “—Agreements Governing a Change in Control” and “—Potential Payments Upon Termination or Change in Control” below.
■	Retirement Benefits. Our executive officers may participate in our 401(k) defined contribution retirement plan provided to substantially all other U.S. crewmembers and do not receive special retirement plans or benefits. For our executive officers as well as all other participating crewmembers, we match employee contributions under this plan 100% up to 5% of eligible earnings, subject to all applicable regulatory limits, and the match vests over 3 years. Our award agreements under the 2011 Plan were amended in 2014 to include retirement provisions for retirement eligible crewmembers, which provide for continued vesting of RSUs and PSUs. Our stockholders approved the Omnibus Plan in May 2020, to replace the expring 2011 Plan; retirement benefits are the same.

Tax Considerations

With exceptions only for compensation paid pursuant to certain binding contracts as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the tax deduction for annual compensation of each of our named executive officers is limited to $1 million. Although the Compensation Committee considers the impact of Section 162(m), it believes that stockholder interests are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting the Company’s executive compensation program, even if non-deductible compensation expenses could result.

Other provisions of the Code can also affect compensation decisions. Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon certain individuals who receive payments in connection with a change in control if the payments received by them equal or exceed an amount generally approximating three times their average annual compensation. The excise tax may be imposed on all such payments generally exceeding one time an individual’s average annual compensation. A company will also lose its tax deduction for such “excess parachute payments.” In approving the compensation arrangements for our NEOs, the Compensation Committee will consider all elements of the cost to the Company of providing such compensation, including the potential impact of Section 280G of the Code. However, the Compensation Committee may, in its judgment, authorize compensation arrangements that could give rise to loss of deductibility under Section 280G of the Code and the imposition of excise taxes under Section 4999 of the Code when it believes that such arrangements are appropriate to attract and retain executive talent.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” section with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form

10-K for the fiscal year ended December 31, 2020.

The Compensation Committee of JetBlue:

Virginia Gambale (Chair)
Teri McClure
Sarah Robb O’Hagan
Thomas Winkelmann

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SUMMARY COMPENSATION TABLE

The following table provides certain information concerning the compensation to our NEOs for services rendered to us during the years ended December 31, 2020, 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Robin Hayes	2020	435,417	1,199,992	410,200	17,580	2,063,189
Chief Executive Officer	2019	598,333	2,549,990	787,200	20,000	3,955,523
	2018	578,750	2,349,973	617,000	39,697	3,585,420
Stephen Priest	2020	405,750	749,984	234,000	18,413	1,408,147
Chief Financial Officer	2019	472,917	1,174,982	434,500	22,858	2,105,257
	2018	445,833	749,971	268,100	39,656	1,503,560
Joanna Geraghty	2020	393,417	718,740	282,500	17,030	1,411,687
President and Chief Operating Officer	2019	535,833	1,424,979	510,100	17,257	2,488,169
	2018	470,417	1,124,966	304,100	34,239	1,933,722
Easwaran Sundaram	2020	401,250	499,995	250,000	20,084	1,171,329
Chief Digital and Technology Officer	2019	444,167	549,979	254,400	25,262	1,273,808
	2018	434,166	499,976	185,100	35,925	1,155,167
Brandon Nelson	2020	390,000	312,495	220,000	21,681	944,176
General Counsel and Corporate Secretary	2019	403,333	374,978	221,900	27,476	1,027,687
(1)	Represents the grant date fair value of the RSUs granted in 2020 based on JetBlue’s stock price on the grant date. The RSUs reported here, granted in 2020 are based on the individual’s and Company’s performance in 2019. Please refer to Note 8 on our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC, for further discussion related to the assumptions used in our valuation as well as the disclosure of the accounting expense recognized. The amounts reported in 2018 and 2019 include PSUs granted in connection with the adoption of the applicable three-year LTIP. No PSUs were granted in 2020. For information on the valuation assumptions with respect to grants made prior to 2020, please refer to the notes to our financial statements in our applicable Annual Report on Form 10-K. See the “Grants of Plan-Based Awards” table below for further information on RSUs.
(2)	Represents annual cash incentive award earned in 2020, 2019 and 2018, based upon each NEO’s achievement of certain specified annual performance targets. The amounts earned in 2020 were paid on February 19, 2021, the amount earned in 2019 were paid on February 20, 2020, and the amounts earned in 2018 were paid on February 20, 2019. See “Compensation Discussion and Analysis—Annual Incentive Bonuses” above.
(3)	Represents Company 401(k) matching contributions under the JetBlue Airways Corporation Retirement Plan in which all of our crewmembers are eligible to participate, as well as life insurance premiums, positive space flights, Lift awards from our internal crewmember recognition program and executive physicals, if any. The 401(k) matching contribution for each of Mr. Hayes, Mr. Priest, Ms. Geraghty, Mr. Sundaram and Mr. Nelson was $14,250.

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GRANTS OF PLAN-BASED AWARDS

The following table sets forth certain information, as of December 31, 2020, concerning individual grants of equity and non-equity plan-based awards made to the NEOs during the fiscal year ended December 31, 2020:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of	Closing Market	Grant Date Fair Value
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)(3)	Price on Date of Grant ($/Sh)	of Stock and Option Awards ($)(4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)		(l)
Robin Hayes	2/25/2020							65,753	18.25	1,199,992
		468,750	937,500	1,875,000	—	—	—
Stephen Priest	2/25/2020							41,095	18.25	749,984
		234,000	468,000	936,000	—	—	—
Joanna Geraghty	2/25/2020							39,383	18.25	718,740
		282,500	565,000	1,130,000	—	—	—
Easwaran Sundaram	2/25/2020							27,397	18.25	499,995
		115,000	230,000	460,000	—	—	—
Brandon Nelson	2/25/2020							17,123	18.25	312,495
		135,000	270,000	540,000	—	—	—
(1)	Represents the annual cash incentive awards. The Threshold column reflects the minimum annual cash incentive award that would have been granted had we achieved minimum performance targets for 2020. The Target column reflects the award granted if we were to achieve all of our 2020 performance targets. The Maximum column reflects awards that would have been payable for our 2020 performance had we exceeded all of our performance targets and achieved maximum performance for the year. The payouts are based on performance goals established at the beginning of the year and are therefore completely at risk. The performance goals for determining the payout are described in “Compensation Discussion and Analysis - Annual Cash Incentive Awards” above. Actual payouts are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”
(2)	The PSU program was paused for the 2020-2022 performance period due to the effects of COVID-19 on the travel industry.
(3)	Represents RSUs granted in 2020. Subject to the NEOs’ continued employment, these equity awards vest in a series of three equal annual installments commencing on the first anniversary of the grant date, subject to immediate vesting upon termination following change in control events.
(4)	Represents total grant date fair value of RSUs as determined in accordance with FASB ASC Topic 718. Please refer to Note 8 of our consolidated financial statements in our 2020 Annual Report on Form 10-K for further discussion related to the assumptions used in our valuations of RSUs.

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Summary of Employment Agreement with Mr. Hayes

On February 12, 2015, the Company and Mr. Hayes executed an employment agreement for Mr. Hayes as Chief Executive Officer and President of the Company. The agreement commenced on February 16, 2015, when Mr. Hayes became the Company’s CEO and President. On February 18, 2020, the Board announced that they had extended Mr. Hayes’ employment contract through July 31, 2022. The agreement, as amended, provides that, effective as of February 1, 2020, Mr. Hayes will be paid an annual salary at the rate of $625,000 and annual cash incentive awards as provided by the Company to its senior executives at a target of 150% of the base salary, both salary and bonus subject to the review and approval of the Board of Directors in its discretion. Mr. Hayes will continue to be eligible to receive an annual award of RSUs and an annual award of PSUs pursuant to his employment agreement, as amended, both pursuant to the Company’s equity compensation plans and related award agreements. The agreement provides for health, welfare and flight benefits as provided to other senior executive officers of the Company. The agreement provides for termination for cause, and for severance should Mr. Hayes be terminated during the term without cause. The agreement provides for customary confidentiality, non-competition, non-solicitation and non-disparagement provisions. The agreement is terminable by Mr. Hayes or by the Company, in each case as more fully described below under “Potential Payments upon Termination or Change In Control.” See “— Agreements Governing Termination.”

Effective April 1, 2020, Mr. Hayes agreed to a 50% reduction in his salary during the crisis as the Company grappled with the effects of COVID-19 on the aviation industry and JetBlue. The 50% salary reduction was in place through September 2020, and then reduced to 20% through the end of 2020.

Summary of Agreements with Other Named Executive Officers

In 2020, none of Mr. Priest, Ms. Geraghty, Mr. Sundaram or Mr. Nelson had employment agreements with the Company.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information concerning all outstanding equity awards for each NEO at December 31, 2020:

		Stock Awards
Name	Grant Date(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Robin Hayes	02/22/2018	15,987	$232,451
	04/12/2018			69,053	$1,004,031
	02/25/2019	46,377	$674,322
	04/12/2019			79,225	$1,151,932
	02/25/2020	65,753	$956,049
Stephen Priest	02/22/2018	6,395	$92,983
	04/12/2018			17,902	$260,295
	02/25/2019	18,358	$266,925
	04/12/2019			41,079	$597,289
	02/25/2020	41,095	$597,521
Joanna Geraghty	02/22/2018	7,994	$116,233
	04/12/2018			26,854	$390,457
	08/24/2018	1,789	$26,012
	02/25/2019	24,154	$351,199
	04/12/2019			46,948	$682,624
	02/25/2020	39,383	$572,629
Easwaran Sundaram	02/22/2018	5,596	$81,366
	04/12/2018			7,672	$111,551
	02/25/2019	15,459	$224,774
	04/12/2019			8,802	$127,981
	02/25/2020	27,397	$398,352
Brandon Nelson	02/22/2018	2,878	$41,486
	06/22/2018	439	$6,383
	12/12/2018	1,574	$22,886
	02/25/2019	8,696	$126,440
	04/12/2019			8,802	$127,981
	02/25/2020	17,123	$248,968

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(1)	Please refer to the table below for the applicable vesting schedules of outstanding RSU and PSU awards.

Grant Date	Vesting Schedule
2/22/2018	One-third in three equal annual installments beginning on February 22, 2019
4/12/2018	3 year cliff vesting beginning on April 12, 2018 and subject to meeting certain performance goals for fiscal years 2018, 2019, 2020, payable in 2021
6/22/2018	One-third in three equal annual installments beginning on June 22, 2019
8/24/2018	One-third in three equal annual installments beginning on August 24, 2019
12/12/2018	One-third in three equal annual installments beginning on December 12, 2019
2/25/2019	One-third in three equal annual installments beginning on February 25, 2020
4/12/2019	3 year cliff vesting beginning on April 12, 2019 and subject to meeting certain performance goals for fiscal years 2019, 2020, 2021, payable in 2022
2/25/2020	One-third in three equal annual installments beginning on February 25, 2021
(2)	The amount listed in this column, Market Value of Shares or Units of Stock that have not vested, represents the product of the closing market price of the Company’s stock as of December 31, 2020 ($14.54) multiplied by the number of shares of stock subject to the award.
(3)	For PSU awards granted in 2018 under our equity incentive plan, the actual number of shares earned was based on achievement of performance metrics (Relative ROIC Growth and Relative Pre-tax Margin Growth) at the end of the applicable performance period, December 31, 2020, and as certified and approved by our Compensation Committee, see “Performance Stock Units - - Vesting of 2018 Long-Term Incentive Program Performance Unit Grants at p. 47. The number of shares reported for the 2018 PSU awards (and the payout value) was based on achieving the target (100%) performance because as of December 31, 2020, the 2018 PSUs were tracking at between threshold and target performance. The actual number of shares earned would be payable in common stock in a range of 0% to 200% as certified and approved by our Compensation Committee. The Compensation Committee certified the performance results for these awards in March 2021, resulting in vesting of 63.9% of the PSUs granted in 2018. For PSU awards granted in 2019 under our equity incentive plan, the actual number of shares earned (if any) will be based on achievement of performance metrics (ROIC and EPS) at the end of the applicable performance period, December 31, 2021 for the 2019 PSUs. The number of shares reported for the 2019 PSU awards (and the payout value) is based on achieving the target (100%) performance. As of December 31, 2020, due to the effects of COVID-19 the 2019 PSUs were tracking below threshold performance. However, the previous fiscal year had the 2019 PSUs tracking at target, and we are uncertain about the effects of how 2021’s performance will impact the payout at this time. Upon performance certification by our Compensation Committee at the end of the applicable performance period, the 2019 PSUs will be payable in common stock, in a range of 0% to 200%. No PSUs were awarded for the 2020-2022 performance period, due to the impact of the COVID-19 pandemic.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information concerning the vesting of PSU awards and RSU awards during 2020 for each NEO:

	STOCK AWARDS(1)(2)
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robin Hayes	103,895	1,602,892
Stephen Priest	33,995	524,400
Joanna Geraghty	38,346	652,381
Easwaran Sundaram	25,450	442,888
Brandon Nelson	12,017	218,892
(1)	Shares vested consist of (1) vested RSUs and (2) PSUs for the 2017-2019 performance period that vested following the Compensation Committee’s certification of performance results in May 2020, at a performance level of 75.1%. We determined the value realized for the vesting of these shares using the fair market value of our common stock on the vesting date.
(2)	No stock options were exercised in 2020.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Each of our NEOs may receive various payments if his or her employment is terminated, depending on the grounds for the termination. Employment may be terminated in various ways, including the following:

■	Voluntary termination of employment by the NEO (with or without “good reason”);
■	Termination of employment by the Company (with or without “cause”);
■	Termination in the event of the disability or death of the NEO; and
■	Termination following a change in control of the Company.

In the table beginning on page 61, we provide estimates of the payments that our NEOs would have received had their employment been terminated as of December 31, 2020.

Potential payments made to Mr. Hayes upon the termination of his employment or upon a change in control are governed by the terms of his employment agreement with the Company and the benefit plans in which he participates. The Company has a Severance Plan (as defined below) that would govern the compensation payable upon the termination of our executives, including our NEOs. As of December 31, 2020, none of Mr. Priest, Ms. Geraghty, Mr. Sundaram or Mr. Nelson had employment agreements with the Company.

Agreements Governing Termination (not in Connection with a Change in Control)

Potential Payments to Mr. Hayes upon Termination

We have an employment agreement, as amended, with Mr. Hayes, our President and CEO, until July 31, 2022. Under Mr. Hayes’s employment agreement, the agreement provides that, if Mr. Hayes were terminated without Cause (as defined in the Severance Plan), he would be paid as if eligible for severance under the Severance Plan. Under Mr. Hayes’ employment agreement, if the Company were to terminate Mr. Hayes’ employment for Cause which is defined below or if Mr. Hayes were to resign from the Company, Mr. Hayes would only be entitled to payment of unpaid base salary through and including the date of termination or resignation and any other amounts or benefits required to be paid or provided by law or under any plan, program, policy or practice of the Company. If, after termination of his employment without Cause, Mr. Hayes were to breach any of the confidentiality, non-competition, non-solicitation or return of proprietary materials provisions contained in the agreement, he would forfeit, as of the date of such breach, all of the payments and benefits described in this paragraph. If Mr. Hayes’ employment were terminated by reason of his death or Disability (as defined in the employment agreement), the Company would pay Mr. Hayes (or his estate, as applicable), his base salary through and including the date of termination and any other accrued compensation and benefits.

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Potential Payments to Other Named Executive Officers

As of December 31, 2020, we had no contractual obligations to make severance payments to any of our NEOs other than Mr. Hayes (except as provided in the Severance Plan described below).

Severance Plan Summary

On May 22, 2014, upon recommendation of the Compensation Committee, the Board of Directors approved and adopted the JetBlue Airways Corporation Severance Plan (the “Severance Plan”). Capitalized terms used in this summary and not otherwise defined have the meanings ascribed to them in the Severance Plan. The Severance Plan provides that upon occurrence of a Severance Event, as defined in the Severance Plan, a crewmember who meets the plan conditions for eligibility (a “Participant”) will be paid cash severance, pursuant to a formula based on job level at the Termination Date and years of service. The Severance Plan also provides for payment of pro-rated average annual bonus, and either forfeiture, or continued vesting of various outstanding equity awards (depending on award type and conditions upon grant). Participants may receive medical and/or dental benefits, COBRA payments, and career transition consulting services. If a crewmember is terminated for Cause, no severance benefits are payable. The Severance Plan defines “Cause” as a Participant’s (a) conviction of, or plea of no contest to, a felony or other crime involving moral turpitude or dishonesty; (b) participation in a fraud or willful act of dishonesty against the Company or a subsidiary of the Company that adversely affects the Company or any such subsidiary in a material way; (c) willful breach of the Company’s policies that affects the Company in a material way; (d) causing intentional damage to the Company’s property or business; (e) conduct that constitutes gross insubordination; or (f) habitual neglect of his or her duties with the Company or a subsidiary of the Company. The determination of whether a Termination of Employment is for Cause will be made by the Plan Administrator in its sole and absolute discretion, and such determination shall be conclusive and binding on the affected Participant. Although the Severance Plan was amended in 2020 to add certain type of opt outs to the list of Severance Events; NEOs were not included in the amendment.

Arrangements Governing a Change in Control

Executive Change in Control Plan

On June 28, 2007, upon recommendation of the Compensation Committee, the Board approved and adopted the JetBlue Airways Corporation Executive Change in Control Severance Plan (the “Executive Plan”). A “Change in Control,” as defined in the Executive Plan, means: (i) a reorganization, merger, consolidation or other corporate transaction involving JetBlue, such that the stockholders of the Company immediately prior to such transaction do not, immediately after such transaction, own more than 50% of the combined voting power of the Company in substantially the same proportions as their ownership, immediately prior to such business combination, of the voting securities of the Company; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets, or the consummation of a plan of complete liquidation or dissolution of the Company. The Executive Plan provides severance and welfare benefits to eligible employees who are involuntarily terminated from employment without cause or when they resign during the two-year period following a change in control for “Good Reason” (a “Qualifying Termination Event”). “Good Reason” means the termination of employment by an eligible employee because of any of the following events: (1) a 10% reduction by the Company (other than in connection with a Company-wide, across-the-board reduction), in (x) his or her annual base pay or bonus opportunity as in effect immediately prior to the change in control date or (y) his or her bonus opportunity or 12 times his or her average monthly salary, or as same may be increased from time to time thereafter; (2) a material reduction in the duties or responsibilities of the eligible employee from those in effect prior to the change in control; or (3) the Company requiring the eligible employee to relocate from the office of the Company where an eligible employee is principally employed immediately prior to the change in control date to a location that is more than 50 miles from such office of the Company (except for required travel on the Company’s business to an extent substantially consistent with such eligible employee’s customary business travel obligations in the ordinary course of business prior to the change in control date). For purposes of the Executive Plan, “cause” means a conviction of or a plea of no contest to any felony or a crime involving moral turpitude or dishonesty; fraud or breach of Company policies which materially adversely affects the Company; intentional damage to the Company’s property or business; habitual conduct that constitutes gross insubordination; or habitual neglect of his or her duties with the Company.

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A NEO who incurs a Qualifying Termination Event will be entitled to receive two years of salary and two times his or her target bonus for the year in which termination occurs. In addition, each employee covered by the Executive Plan will be entitled to: (i) payment of his or her accrued but unused paid time off as of the date of termination; (ii) a pro rata portion of his or her annual bonus for the year in which termination occurs; and (iii) payment for certain unreimbursed relocation expenses incurred by him or her (if any). Each employee covered by the Executive Plan who incurs a Qualifying Termination Event will also be entitled to receive reimbursement for all costs incurred in procuring health and dental care coverage for such employee and his or her eligible dependents under COBRA. Such reimbursements will be made for 18 months for our named executive officers. During the reimbursement period, if an eligible employee becomes covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the Company’s COBRA reimbursement payments will be eliminated. In addition, named executive officers are eligible for flight benefits for two years following a Qualifying Termination Event.

With respect to NEOs, the Executive Plan also contains an excise tax gross-up provision whereby if such employees incur any excise tax by reason of his or her receipt of any payment that constitutes an excess parachute payment, as defined in Section 280G of the Code, the employee will be entitled to a gross-up payment in an amount that would place him or her in the same after-tax position he or she would have been in had no excise tax applied.

The Executive Plan may be amended or terminated by the Company at any time prior to a change in control. In addition, under the terms of the Executive Plan, the Board is required to reconsider the terms of the plan within the 90-day period immediately prior to the third anniversary of its adoption in light of then-current market practices. Such reconsideration took place in September 2010 and the Board made no changes to the Executive Plan in light of the then ongoing industry changes.

In 2013, JetBlue adopted a policy that affirmatively states that JetBlue Airways Corporation, going forward, will not make or promise to make to its senior executives any tax gross up payments except for those provided pursuant to a plan, policy or arrangement applicable to management employees generally, other than any tax gross up payments pursuant to existing contractual obligations or the terms of any compensation or benefit plan currently in effect. For this purpose, a “gross up” would be defined as any payment to or on behalf of a senior executive the amount of which is calculated by reference to his or her estimated tax liability.

Potential payments upon a change in control under the Executive Plan are estimated in the table below captioned “Potential Payments Upon Termination.”

Potential Payments in Connection with our Equity Incentive Plan

Under the 2011 Plan, a Change in Control of the Company (as defined in the 2011 Plan) will have no effect on outstanding awards under the plan that the Board of Directors or the Compensation Committee determines will be honored or assumed or replaced with new rights by a new employer (referred to as an alternative award), so long as the alternative award (i) is based on securities that are, or within 60 days after the change in control will be, traded on an established United States securities market; (ii) provides the holder with rights and entitlements (such as vesting and timing or methods of payment) that are at least substantially equivalent to the rights, terms and conditions of the outstanding award; (iii) has an economic value that is substantially equivalent to that of the outstanding award; (iv) provides that if the holder’s employment with the new employer terminates under any circumstances, other than due to termination for Cause (as defined in the 2011 Plan) or resignation without Good Reason (as defined in the 2011 Plan), within 18 months following the Change in Control (or prior to a Change in Control, but following the date on which we agree in principle to enter into that Change in Control transaction), (1) any conditions on the holder’s rights under, or any restrictions on transfer or exercisability applicable to, the alternative award will be waived or will lapse in full, and the alternative award will become fully vested and exercisable, and (2) the alternative award may be exercised until the later of (a) the last date on which the outstanding award would otherwise have been exercisable, and (b) the earlier of the third anniversary of the change in control and expiration of the term of the outstanding award; and (v) will not subject the holder to additional taxes or interest under section 409A of the Code.

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If the Board of Directors or the Compensation Committee does not make this determination with respect to any outstanding awards, then (i) the awards will fully vest and become non-forfeitable and exercisable immediately prior to the Change in Control; or (ii) the Board of Directors or the Compensation Committee will provide that in connection with the Change in Control (1) each outstanding option and SAR will be cancelled in exchange for an amount equal to the fair market value of our common stock on the Change in Control date, reduced by the option exercise price or grant price of the option or SAR, (2) each outstanding share of restricted stock, restricted stock unit and any other award denominated in shares will be cancelled in exchange for an amount equal to the number of shares covered by the award multiplied by the price per share offered for our common stock in the change in control transaction, or, in some cases, the highest fair market value of the common stock during the 30 trading days preceding the Change in Control date, (3) any outstanding award not denominated in shares, including any award the payment of which was deferred, will be cancelled in exchange for the full amount of the award; (4) the target performance goals applicable to any outstanding awards will be deemed to be fully attained, unless actual performance exceeds the target, in which case actual performance will be used, for the entire performance period then outstanding; and (5) the Board of Directors or the Compensation Committee may otherwise adjust or settle outstanding awards as it deems appropriate, consistent with the plan’s purposes.

The phrase “Change in Control,” as used in the plan, means, very generally, any of the following: (a) the acquisition by certain persons of voting securities representing 30% or more of our common stock or of the combined voting power of all of our voting securities, (b) certain changes in the majority of the members of our Board of Directors, (c) certain corporate transactions, such as a merger, reorganization, consolidation or sale of substantially all of our assets, that result in certain changes to the composition of our stockholders, or (d) a complete liquidation or dissolution of JetBlue.

Potential payments upon a Change in Control under the 2011 Plan are provided in the table below captioned “Potential Payments Upon Termination.”

Potential Payments Upon Termination

The table below sets forth potential benefits that each NEO would be entitled to receive upon termination of employment under the various circumstances outlined above. The amounts shown in the table are the amounts that would have been payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2020. Potential payments to each of Ms. Geraghty, Messrs. Priest, Sundaram and Nelson upon the termination of their employment or upon a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan and the 2011 Plan. None of Ms. Geraghty, Messrs. Priest, Sundaram and Nelson have an employment agreement with the Company. Values for restricted stock unit grants are based on our common stock closing price of $14.54 on Nasdaq on December 31, 2020. The table below does not include amounts to which the NEOs would be entitled that are already described in the other compensation tables appearing earlier in this proxy statement, including the value of equity awards that have already vested. The actual amounts that would be payable in these circumstances can only be determined at the time of the executive’s termination or a change in control and accordingly, may differ from the estimated amounts set forth in the table below.

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POTENTIAL POST-EMPLOYMENT COMPENSATION

	Multiple of Base Salary and Target Bonus ($)(1)	Pro-Rata Annual Cash Incentive Award(2)	Continued or Accelerated Vesting of RSUs ($)	Continued or Accelerated Vesting of PSUs ($)	All Other Compensation ($)	Estimated Tax Gross-Up ($)(3)	Total ($)
Robin Hayes
Termination by the Company without Cause or by the Crewmember for Good Reason under Severance Plan(4)	1,250,000	702,100	888,295		133,356		2,973,751
Termination for reasons of death or Disability(5)		937,500	754,933	1,772,335			3,464,768
Termination for reasons of Retirement(6)
Qualifying Termination after Change of Control (double trigger)(7)	3,125,000	937,500	1,862,821	2,155,962	78,686		8,159,969
Stephen Priest
Termination by the Company without Cause or by the Crewmember for Good Reason under Severance Plan(4)	736,667	351,300	425,620		70,265		1,583,852
Termination for reasons of death or Disability(5)			361,634	658,669			1,020,303
Termination for reasons of Retirement(6)
Qualifying Termination after Change of Control (double trigger)(7)	1,976,000	468,000	957,430	857,584	77,340	1,427,629	5,763,983
Joanna Geraghty
Termination by the Company without Cause or by the Crewmember for Good Reason under Severance Plan(4)	1,130,000	407,100	508,721		131,765		2,177,586
Termination for reasons of death or Disability(5)			419,390	845,747			1,265,137
Termination for reasons of Retirement(6)							—
Qualifying Termination after Change of Control (double trigger)(7)	2,260,000	565,000	1,066,073	1,073,081	77,695		5,041,849
Easwaran Sundaram
Termination by the Company without Cause or by the Crewmember for Good Reason under Severance Plan(4)	920,000	219,750	326,537		131,765		1,598,052
Termination for reasons of death or Disability(5)			277,501	196,911			474,412
Termination for reasons of Retirement(6)							—
Qualifying Termination after Change of Control (double trigger)(7)	1,380,000	230,000	704,492	239,532	77,695		2,631,719
Brandon Nelson
Termination by the Company without Cause or by the Crewmember for Good Reason under Severance Plan(4)	900,000	185,400	194,439		121,765		1,401,604
Termination for reasons of death or Disability(5)			164,365	85,360			249,725
Termination for reasons of Retirement(6)
Qualifying Termination after Change of Control (double trigger)(7)	1,440,000	270,000	446,523	127,981	67,695		2,352,199

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(1)	As of December 31, 2020, we had no contractual obligations to make any severance payments to our NEOs, other than Mr. Hayes, under the terms of his employment agreement. Should any of the NEOs be terminated without Cause or Good Reason, under our Severance Plan, and based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Messrs. Hayes, Sundaram and Nelson and Ms. Geraghty two (2) years; and Mr. Priest seventeen (17) months. Mr. Hayes’ written employment agreement provides that, if terminated by the Company, he would receive compensation as provided for in the Severance Plan.
(2)	As the assumed termination date for this table is December 31, 2020, the amounts listed do not reflect pro-ration. The Severance Plan provides for payment of an average annual cash incentive award equal to the average of the last two annual bonuses. If termination were to occur for reasons of death or disability, the payment represents target annual bonus for the year in which termination occurs for Mr. Hayes only, as outlined in his employment agreement. Under a change in control scenario, the payment represents a target annual cash incentive award for the year in which termination occurs, which is payable under the Executive Plan.
(3)	Under Sections 280G and 4999 of the Code, a 20% excise tax is imposed upon individuals who receive payments upon a change in control to the extent payments received by the individuals exceed an amount approximating three times their average annual compensation, as discussed above under “Compensation Discussion and Analysis - Tax and Accounting Impact.” As discussed above under “Potential Payments upon Termination or Change In Control - Arrangements Governing a Change in Control - Executive Change of Control Plan” under our Executive Plan, we provide for tax “gross-up” payments to cover the cost of this excise tax.
(4)	As the assumed termination date for this table is December 31, 2020, the amounts listed do not reflect pro-ration. Under the terms of the Severance Plan, based on titles and years of service, the NEOs would be entitled to the following salary continuation amounts: Messrs. Hayes, Sundaram and Nelson and Ms. Geraghty two (2) years, and Mr. Priest seventeen (17) months and a bonus equal to the average of the last two annual bonuses pro-rated by the number of months completed in the calendar year of termination. Based on the RSU Agreement for terminations, each NEO would be entitled to the continued vesting of RSUs following the date of termination: 61,093 RSUs for Mr. Hayes, 29,272 RSUs for Mr. Priest, 34,988 for Ms. Geraghty, 22,458 for Mr. Sundaram and 13,373 RSUs for Mr. Nelson, all valued for the purpose of this table at the closing stock price on the last fiscal day of 2020 under the 2011 Plan. All other compensation assumes (1) $30,000 in outplacement services for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, and $20,000 in outplacement services for Mr. Nelson; (2) $82,000 assumed value of lifetime flights for: Messrs. Hayes, Sundaram, Nelson and Ms. Geraghty and $20,500 in flight benefits for Priest for 5 years (3) Employer costs for Medical, Dental, & Vision coverage in the amount of $21,356 for Mr. Hayes and $19,765 for Messrs. Priest, Sundaram, Nelson and Ms. Geraghty.
(5)	Assumes pro-rated vesting in the event of a termination due to death or disability with a termination date of December 31, 2020. Mr. Hayes would already have been paid his full annual salary; however, he would be entitled to any other accrued compensation which would be his annual bonus related to performance year 2020. Pursuant to the respective RSU and PSU Award Agreement death or disability provisions, each of Messrs. Hayes, Priest, Sundaram, Nelson and Ms., Geraghty, would receive pro-rated vesting of PSUs based on the Company’s performance metrics achieved through December 31, 2020 and prorated RSUs from the grant date through termination date due to death or disability: 51,921 RSUs and 121,894 PSUs for Mr. Hayes, 24,872 RSUs and 45,300 PSUs for Mr. Priest, 28,844 RSUs and 58,167 PSUs for Ms. Geraghty, 19,085 RSUs and 13,543 PSUs for Mr. Sundaram, and 11,304 RSUs and 5,871 PSUs for Mr. Nelson valued using the closing stock price on the last fiscal day of 2020.
(6)	Assumes continued vesting in the event of a termination due to retirement with a termination date of December 31, 2020. There are no NEOs who are retirement eligible as of December 31, 2020.
(7)	Potential payments to each of Messrs. Hayes, Priest, Sundaram, Nelson and Ms. Geraghty, upon a qualifying termination of their employment after a change in control are governed by the terms of the benefit plans in which they participate, including the Executive Plan and 2011 Plan. None of Messrs. Priest, Sundaram, Nelson or Ms. Geraghty, have employment agreements with the Company. This table assumes accelerated vesting of all outstanding equity at the closing stock price on the last fiscal day of 2020: 128,177 RSUs and 148,278 PSUs for Mr. Hayes; 65,848 RSUs and 58,981 PSUs for Mr. Priest; 73,320 RSUs and 73,802 PSUs for Ms. Geraghty; 48,452 RSUs and 16,474 PSUs for Mr. Sundaram; and 30,710 RSUs and 8,802 PSUs for Mr. Nelson per the change in control provisions under the 2011 Plan. Under the Executive Plan, Messrs. Hayes, Priest, Sundaram, Nelson and Ms. Geraghty would be entitled to receive: (i) two (2) years of salary and two times (2x) target bonus for the year in which termination of employment occurs (ii) payment of accrued but unused paid time off as of the date of termination; (iii) a pro-rated portion of annual bonus for the year in which termination occurs, at the target level of achievement; (iv) payment for certain unreimbursed relocation expenses incurred (if any); and (v) reimbursement for all costs incurred in procuring health and dental care coverage for the named executive officer and their eligible dependents under COBRA for 18 months. During the reimbursement period, if an eligible employee were to become covered under group health and dental care plans providing substantially comparable benefits to those provided to similarly situated active employees of the Company, then the aforementioned COBRA reimbursement payments would be eliminated. All other compensation assumes (1) $30,000 in outplacement services for Messrs. Hayes, Priest, Sundaram and Ms. Geraghty, and $20,000 in outplacement services for Mr. Nelson; (2) $8,200 in assumed value flight benefits for 2 years for each of the NEOs.

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PAY RATIO OF CHIEF EXECUTIVE OFFICER COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION

As required under the rules the SEC adopted under the Dodd-Frank Act, we are providing the following disclosure about the ratio of the annual total compensation of our CEO to the annual total compensation of our estimated median employee:

■	The total annual compensation of our estimated median employee who was employed on December 31, 2020 was $42,901
■	The total annual compensation of our CEO was $2,063,189
■	Based on this information, the ratio of the annual total compensation is reasonably estimated to be 48 to 1 (which reflects Mr. Hayes’ voluntary reduction in base salary due to the financial concerns caused by COVID-19)

The Company calculated the 2020 compensation for the median employee using the same methodology used to calculate the total annual compensation of the Company’s CEO, as reported in the Summary Compensation Table.

2020 was an unprecedented year for the airline industry given the pandemic. Our flight schedule and operations were significantly reduced, with crewmembers taking voluntary time off and working fewer hours, impacting the median employee’s wages. For these reasons, the Company identified a new median employee for 2020.

To identify the median employee as of December 31, 2020, we used a consistently applied compensation measure. We utilized information from Box 5 of Form W-2. We performed our calculations as of December 31, 2020, which is our measurement date, because employee census and compensation information are readily available on that date. We did not annualize the total cash compensation paid to permanent employees who commenced work with us during 2020. No cost of living adjustments were applied. We excluded approximately 494 non-U.S. employees, as permitted under the de minimus exception to the rules. The countries from which the excluded employees come are: Antigua (1), Aruba (3), Bahamas (23), Barbados (4), Bermuda (2), Colombia (8), Costa Rica (4), Dominican Republic (69), Ecuador (4), Grand Cayman (1), Grenada (1), Guyana (1), Haiti (5), Jamaica (8), Mexico (5), Peru (4), Puerto Rico (343), St. Lucia (1), St. Maarten (2), St. Thomas (1), Trinidad & Tobago (2), Turks & Caicos (2).

The total number of U.S. employees and non-U.S. employees were 19,438 and 494, respectively, before taking into account such exclusions and for purposes of calculating the total compensation of that employee as we calculate total compensation for our NEOs in the Summary Compensation Table.

Our Compensation practices and programs ensure compensation programs are fair and equitable and are aligned with our business objectives. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, exclusions and assumptions that reflect their compensation practices. As such, the pay ratio reported above may not be comparable to the pay ratio reported by other companies, even those in a related industry or of a similar size and scope. Other companies may have different employment practices, regional demographics or may utilize different methodologies and assumptions in calculating their pay ratios.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding the beneficial ownership of its common stock as of March 18, 2021, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of its common stock, (ii) each of our directors and nominees, (iii) each of our NEOs and (iv) all of our executive officers and directors serving as of March 18, 2021, as a group. We have one class of voting securities outstanding which is entitled to one vote per share, subject to the limitations on voting by non-U.S. citizens described below under “Additional Information.”

Executive Officers and Directors Name of Beneficial Owner	Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days(1)	Total(2)	Percentage of Class
Robin Hayes	589,051	804,527	*
Stephen Priest	66,378	188,442	*
Joanna Geraghty	207,415	341,506	*
Easwaran Sundaram	109,824	144,621
Brandon Nelson	6,811	44,884
B. Ben Baldanza	—	22,764	*
Peter Boneparth	6,849	75,777	*
Monte Ford	—	8,358	*
Virginia Gambale	—	75,928	*
Ellen Jewett	6,849	63,875
Robert Leduc	7,500	17,116
Teri McClure	500	15,925	*
Sarah Robb O’Hagan	—	22,764	*
Vivek Sharma	—	15,228
Thomas Winkelmann	6,849	50,891	*
All executive officers and directors as a group	1,026,814	1,939,499	.32% .61%
5% Stockholders Name of Beneficial Owner
BlackRock Inc.(3)		25,855,250	8.17%
FMR, LLC(4)		37,926,718	11.98%
PRIMECAP Management Company(5)		17,426,825	5.50%
The Vanguard Group(6)		27,182,928	8.58%

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*	Represents ownership of less than one percent.
(1)	Beneficial ownership is determined in accordance with the rules of the SEC and consists of either or both voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants or upon the conversion of convertible securities that are immediately exercisable or convertible or that will become exercisable or convertible within 60 days of March 18, 2021 are deemed beneficially owned by the beneficial owner of such options, warrants or convertible securities and are deemed outstanding for the purpose of computing the percentage of shares beneficially owned by the person holding such instruments, but are not deemed outstanding for the purpose of computing the percentage of any other person. This column lists beneficial ownership of voting securities as calculated under SEC rules. Except as otherwise indicated in the footnotes to this table, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each person listed in the table is c/o JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101. All executive officers and directors as a group beneficially own, or have the right to acquire within 60 days of March 18, 2021, 0.32% of the outstanding common stock. A total of 316,636,886 shares of common stock were outstanding on March 18, 2021, pursuant to rule 13d-3(d)(1) under the Exchange Act.
(2)	This column shows the individual’s total JetBlue stock-based holdings, including the voting securities shown in the “Common Stock Beneficially Owned and Shares Individuals Have the Right to Acquire within 60 Days” column (as described in footnote 1), plus non-voting interests including, as appropriate, DSUs, PSUs and RSUs which will not vest or become exercisable within 60 days of March 18, 2021. If all of the equity represented in the Total column were to vest (with no equity cancelled or forfeited), all executive officers and directors, as a group, would own 0.61% of the outstanding common stock.
(3)	The information reported is based on a Schedule 13G/A, as filed with the SEC on January 29, 2021, in which BlackRock, Inc. and certain of its subsidiaries reported that it had sole voting power over 24,793,085 shares and sole dispositive power over 25,855,250 shares. The principal business address of BlackRock, Inc. is 55 East 52 St., New York, NY 10055.
(4)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 8, 2021, in which FMR, LLC reported that it held sole voting power over 13,099,889 shares and shared dispositive power over 37,926,718 shares. The principal business address of FMR, LLC is 245 Summer Street, Boston, Massachusetts 02210.
(5)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 12, 2021, in which PRIMECAP Management Company reported that it held sole voting power over 16,661,722 shares and sole dispositive power over 17,426,825 shares. The principal business address of PRIMECAP Management Company is 177 East Colorado Blvd., 11th fl. Pasadena, CA 91105.
(6)	The information reported is based on a Schedule 13G/A, as filed with the SEC on February 10, 2021, in which The Vanguard Group reported that it held sole voting power over 0 shares and sole dispositive power over 26,903,207 shares and shared voting power over 128,146 shares and shared dispositive power over 279,091 shares. According to the Schedule 13G/A, Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 27,182,298 shares of common stock of the Company as a result of its serving as investment manager of collective trust accounts. The principal business address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act and the rules promulgated thereunder require our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and to furnish to us copies of all such filings. Based solely upon our review of the copies of such reports furnished to the Company and written representations that no other reports were required, one Form 3 for Mr. Laurence, one Form 4 for Mr. Nelson and one Form 5 for Mr. Sundaram were inadvertently filed late during the year ended December 31, 2020 due to administrative error.

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MANAGEMENT PROPOSAL 3
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

What am I voting on?
■	Stockholders are being asked to ratify the selection of Ernst & Young LLP, a registered public accounting firm, to serve as the Company’s independent auditors for the fiscal year ending December 31, 2021. Although the Audit Committee has the sole authority to appoint the Independent Auditors, as a matter of good corporate governance, the Board submits its selection of the independent registered public accounting firm to our stockholders for ratification. If the stockholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.
Voting recommendation:
■	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2021.

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company’s independent auditors and, in its capacity as a committee of the Board, is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors.

The Audit Committee has appointed Ernst & Young LLP (“EY”) to serve as the independent registered public accounting firm to audit the Company’s consolidated financial statements and internal control over financial reporting for the fiscal year ending December 31, 2021. EY has served as the Company’s independent auditors since 2001.

We expect that representatives of EY will be present at the annual meeting to respond to appropriate questions from stockholders and make a statement if desired.

Audit Committee Matters

Annual Evaluation and Appointment of Independent Auditors

In executing its responsibilities, the Audit Committee engages in an annual evaluation of EY’s qualifications, performance and independence, and considers whether continued retention of EY as the Company’s independent registered public accounting firm is in the best interest of the Company. The Audit Committee is also involved in the selection of EY’s lead engagement partner. While EY has been retained as the Company’s independent registered public accounting firm continuously since 2001, in accordance with SEC rules and EY’s policies, the firm’s lead engagement partner rotates every five years. In assessing EY’s qualifications, performance and independence in 2020, the Audit Committee considered, among other things:

■	EY’s global capabilities;
■	EY’s significant institutional knowledge and deep expertise of the Company’s business, accounting policies and practices and internal control over financial reporting enhance audit quality;
■	EY’s capability, expertise and efficiency in handling the breadth and complexity of the Company’s global operations, including of the lead audit partner and other key engagement partners;
■	the quality and candor of EY’s communications with the Audit Committee and management;
■	EY’s independence policies and its processes for maintaining its independence;

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■	the quality and efficiency of the services provided by EY, including input from management on EY’s performance and how effectively EY demonstrated its independent judgment, objectivity and professional skepticism;
■	external data on audit quality and performance, including recent Public Company Accounting Oversight Board (PCAOB) reports on EY and its peer firms;
■	the appropriateness of EY’s fees, including those related to non-audit services;
■	EY’s tenure as the Company’s independent auditor and its depth of understanding of the Company’s global business, operations and systems, accounting policies and practices, including the potential effect on the financial statements of the major risks and exposures facing the Company, and internal control over financial reporting;
■	an analysis of EY’s known legal risks and significant proceedings that may impair its ability to perform the Company’s annual audit;
■	EY’s demonstrated professional integrity and objectivity, including through rotation of the lead audit partner and other key engagement partners;
■	any material issues raised by the most recent internal quality control review, or peer review; and
■	the advisability and potential impact of selecting a different independent public accounting firm.

Benefits of Longer Tenure	Independence Controls

Enhanced audit quality – We believe EY’s significant institutional knowledge and deep expertise of the Company’s global business, accounting policies and practices and internal control over financial reporting enhance audit quality.

Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.

Avoid costs associated with new auditor – We believe bringing on new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.

Audit Committee oversight – Oversight includes regular private sessions with EY, discussion with EY about the scope of audit and business imperatives, a comprehensive annual evaluation when determining whether to reengage EY and direct involvement by the Audit Committee and its Chair in the selection of the new lead assurance engagement partner in connection with the mandated rotation of that position. A new lead engagement partner was appointed commencing with the 2019 audit.

Limits on non-audit services – The Audit Committee pre-approves audit and permissible non-audit services provided by EY in accordance with its pre-approval policy.

EY’s internal independence process – EY conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other personnel working on the Company’s account and rotates the engagement partners, consistent with independence requirements. A new lead engagement partner was appointed commencing with the 2019 audit.

Strong regulatory framework – EY, as an independent registered public accounting firm, is subject to PCAOB inspections, “Big 4” peer reviews and PCAOB and SEC oversight.

Based on this evaluation, the Audit Committee and the Board determined that retaining EY to serve as independent auditors for the fiscal year ending December 31, 2021 is in the best interests of the Company and its stockholders. While the Audit Committee is responsible for the appointment, compensation, retention and oversight of EY as our independent registered public accounting firm, the Board of Directors is submitting the selection of EY to the stockholders for ratification.

Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted for the ratification of the appointment of EY as our independent registered public accounting firm for the year ending December 31, 2021. If the appointment of EY is not ratified by the stockholders, the Audit Committee will reconsider the matter. Even if the appointment of EY is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the Company’s best interests.

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Fees to Independent Registered Public Accounting Firm

The following table presents fees for professional services rendered by Ernst & Young LLP for the years ended December 31, 2020 and 2019, respectively, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2020	2019
Audit fees(1)	$2,337,000	$2,300,000
Audit-related fees(2)	$39,000	$50,000
Tax fees(3)	$244,000	$174,000
TOTAL	$2,620,000	$2,524,000
(1)	Audit fees include fees for services associated with the annual audits of JetBlue’s consolidated financial statements and internal controls over financial reporting, reviews of JetBlue’s quarterly reports on Form 10-Q, accounting consultations pertaining to matters related to the audits or interim reviews, registration statements filed with the SEC and statutory audit requirements.
(2)	Audit-related fees include fees for services that are reasonably related to the performance of the audit or interim financial statement review and are not reported under Audit fees. These services include other audit services requested by management, which are in addition to the scope of the financial statement audits.
(3)	Tax fees include fees for services primarily related to preparation of JetBlue’s income tax and non-income tax returns (e.g., VAT), within the U.S., Puerto Rico, and other jurisdictions in the Caribbean.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by our independent registered public accounting firm. This policy provides for pre-approval by the Audit Committee of all audit and permissible non-audit services before the firm is engaged to perform such services. The Audit Committee is authorized from time to time to delegate to one of its members the authority to grant pre-approval of permitted non-audit services, provided that all decisions by that member to pre-approve any such services must be subsequently reported, for informational purposes only, to the full Audit Committee.

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.

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AUDIT COMMITTEE REPORT

As of February 25, 2021, the date of this report, the Audit Committee consisted of six members: B. Ben Baldanza, who serves as the Chair of the Committee, Monte Ford, Virginia Gambale, Ellen Jewett, Robert Leduc, and Vivek Sharma. Each member is an independent director under Nasdaq and SEC rules, including the enhanced independence requirements applicable to audit committee members, and meets the standards for committee independence as set forth in JetBlue’s Corporate Governance Guidelines. The Audit Committee has the duties and powers described in its written charter adopted by the Board. A copy of the charter is available on JetBlue’s website at http://investor.jetblue.com. The Committee assists the Board’s oversight and monitoring of:

■	JetBlue’s financial statements and other financial information provided by JetBlue to its stockholders and others;
■	compliance with legal, regulatory, and public disclosure requirements;
■	the independent auditors, including their qualifications and independence;
■	JetBlue’s system of internal controls, including the internal audit function;
■	enterprise risk management, privacy, and data security; and
■	the auditing, accounting, and financial reporting process generally.

The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of JetBlue’s financial statements.

The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work performed by JetBlue’s independent registered public accounting firm, Ernst & Young LLP. In fulfilling its oversight responsibility, the Audit Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters, performance of the independent auditors, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. In fulfilling its responsibilities, the Audit Committee held meetings throughout 2020 with Ernst & Young in private without members of management present.

Ernst & Young LLP is responsible for performing an independent audit of JetBlue’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report relating to their audit; as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting. Management has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures and establishing, maintaining and evaluating internal control over financial reporting. Management has the primary responsibility for the Company’s financial statements and financial reporting process, including establishing, maintaining and evaluating disclosure controls and procedures and establishing, maintaining and evaluating internal control over financial reporting.

JetBlue maintains an auditor independence policy that, among other things, prohibits JetBlue’s independent registered public accounting firm from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve in advance the audit and permissible non-audit services to be performed by the independent registered public accounting firm and the related budget, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that JetBlue may not enter into engagements with JetBlue’s independent registered public accounting firm for non-audit services without the express pre-approval of the Audit and Finance Committee.

The Company also has an internal audit department that reports to the Audit Committee. The Audit Committee reviews and approves the internal audit plan once a year and receives updates of internal audit results throughout the year. The Audit Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2020 with JetBlue’s management and Ernst & Young. The Audit Committee has also discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Ernst & Young required by applicable requirements of the PCAOB regarding Ernst & Young’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young its independence.

Based on the reviews and discussions referred to above, in the exercise of its business judgment the Audit Committee recommended to the Board that the financial statements referred to above be included in JetBlue’s Annual Report on

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Form 10-K for the year ended December 31, 2020 for filing with the SEC. In addition, the Audit Committee has selected, and the Board has approved, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. While the Audit Committee believes that the charter in its present form is adequate, it may in the future recommend to the Board of Directors amendments to the charter as it may deem necessary or appropriate.

Audit Committee of JetBlue

B. Ben Baldanza, Chair

Monte Ford

Virginia Gambale

Ellen Jewett

Robert Leduc

Vivek Sharma

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Audit Committee Report by reference therein.

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PROPOSAL 4

STOCKHOLDER PROPOSAL

The Company has been advised that John Chevedden, 2215 Nelson Avenue, No. 205 Redondo Beach, CA 90278, who advises that he holds at least 100 shares of stock in the Company, intends to submit the following proposal at the Annual Meeting.

If the following proposal is properly presented at the Annual Meeting, the Board of Directors unanimously recommends a vote AGAINST the proposal.

Proposal 4 - Special Shareholder Meeting

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting. The Board of Directors would continue to have its existing power to call a special meeting.

JetBlue shareholder need the right to call a special shareholder meeting due to their current lame right to act by written consent.

Currently it takes the formal backing 30% of all shares that normally cast ballots at the annual meeting to do so little ask for a record date for written consent. Requiring the formal backing 30% of shares to do so little as to ask for a record date cuts shareholders off at the knees.

Plus any action taken by written consent would still need 62% supermajority approval from the shares that normally cast ballots at the annual meeting. This 62% vote requirement gives overwhelming supermajority protection to management.

In 2020 there has been a dramatic development that makes shareholder meetings so much easier for management with substantial cost reduction. A special shareholder meeting can now be an online shareholder meeting which is so much easier for management. The 2020 pandemic has resulted in an avalanche of online shareholder meetings - more than 2000 such meetings.

Management accountability is so well defended at online meetings that shareholders should at least have the option to call for a special shareholder meeting.

Management now has the option of screening out constructive criticism of management at a special online shareholder meeting. Thus the core purpose of such a meeting can simply be the announcement of the vote on an important issue that occurs between annual meetings such as the election of a director.

The Goodyear online shareholder meeting was spoiled by a trigger-happy management mute button for shareholders that was used to quash constructive criticism. AT&T would not even allow shareholders to speak at its online shareholder meeting. Shareholders are so restricted at online meetings that management will never want a return to the more transparent in-person shareholder meeting format.

Please see:

Goodyear’s virtual meeting creates issues with shareholder

https://www.crainscleveland.com/manufacturing/
goodyears-virtual-meeting-creates-issues-shareholder

AT&T investors denied a dial-in as annual meeting goes online

https://whbl.com/2020/04/17/att-investors-denied-a-dial-
in-as-annual-meeting-goes-online/1007928/

Please vote yes:

Special Shareholder Meeting- Proposal 4

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Board of Directors’ Statement in Opposition to Proposal 4

The Board recommends that you vote against the proposal to lower the threshold required for stockholders to call a special meeting.

The Board has carefully considered the proposal and believes that lowering the thresholder necessary for stockholders to call a special meeting is not necessary given the potential for abuse of such a right and our strong corporate governance practices.

The Board recommends that you vote against this stockholder’s proposal.

Facts Regarding the Existing Right to Call a Special Meeting and Governance Practices

The proposal contains a number of statements that misrepresent the rights that stockholders of the Company currently have with respect to calling a special meeting and a number of other related stockholder governance matters.

The proposal incorrectly asserts that stockholders of the Company do not have a right to call a special meeting. The Company’s governance documents plainly allow stockholders to call special meetings upon written request from holders representing at least 20% of the voting power of the Company. At the Company’s last annual meeting of stockholders, the Board submitted a proposal to stockholders to amend the Company’s governance documents to provide for this right and it was approved by 86% of the stockholders who voted on this proposal.

The proposal also incorrectly asserts that the Company’s governance documents require stockholders representing at least 30% voting power to request that the Company set a record date for an action by written consent. The Company’s governance documents only require holders representing at least 25% of voting power of the Company to request that the Company set a record date for a written consent. This right was also presented by the Board at Company’s last annual meeting of stockholders for approval, and it was approved by 86% of the stock holders who voted on this proposal.

The proposal also incorrectly asserts that a 62% approval by stockholders is required to take action by written consent. There is no such supermajority approval requirement in the Company’s governance documents. Any action by written consent only needs the same votes in favor as would be necessary for the same action to be approved at a meeting of stockholders.

Stockholders should not be misled or confused by these erroneous statements regarding rights to call special meetings or its other governance rights.

The Board maintains strong corporate governance practices and regularly reviews them. The Board believes that the strong corporate governance practices and stockholder rights provide the appropriate means to advance stockholders’ interest without the potential risk of abuse that would come with lowering the threshold to call a special meeting. Our corporate governance program includes the following leading practices:

■	Independent Chair of the Board (Chair and CEO positions have been separated since 2008)
■	Nine of ten director nominees are independent, with our CEO, as our sole non-independent director nominee
■	30% of all director nominees are female and 30% of all director nominees are ethnically diverse
■	Independent directors regularly meet in executive session
■	Robust orientation program for new directors and ongoing training for continuing directors.
■	All Audit Committee members are financially literate, and two are audit committee financial experts
■	Compensation Committee uses an independent compensation consultant
■	A majority vote standard in annual director elections
■	Thoughtful approach to board composition and refreshment
■	Annual board and committee evaluations
■	Limitation on the number of public company boards on which Directors may serve
■	Stockholders’ right to call a special meeting
■	Stockholders’ right to act by written consent
■	Proxy access

Lowering the Threshold to Call a Special Meeting is Not in the Best Interests of Stockholders

The Board has carefully considered the implications of allowing stockholders to request that the Company call a special meeting of stockholders. The Board recognized that this right is increasingly considered to be an important aspect of good corporate governance. The Board also considered that the power to call a special meeting of stockholders has historically been a tool for acquirers in the hostile merger and acquisition context. Additionally, the Board reflected on the significant commitment of management time and attention that is necessary to organize and prepare for a special meeting, which can take focus away from important corporate priorities. The Board also considered the substantial legal, administrative and distribution costs on the Company.

As the Board is strongly committed to good corporate governance, it supported providing stockholders with the right to request that the Company call special meetings, provided that the request is made by stockholders owning (in an economic sense) a significant percentage of the shares of the Company. After due consideration, the Board presented a special meeting proposal for consideration by stockholders in connection with the 2020 Annual Meeting with a 20% ownership threshold. The Board believed a special meeting should only be held in extraordinary circumstances that must be addressed immediately, and not delayed until the next annual meeting, and that, importantly, are of interest to a broad base of stockholders.

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In selecting the 20% threshold for the right of stockholders to request that the Company call a special meeting, the Board was striking a balance between the competing goals of providing stockholders with a true economic and non-transitory interest in the Company with the ability to call a special meeting and protecting against the risk that a small minority of stockholders with special interests, which may not be shared by the majority of the Company’s stockholders, could require that the Company call one or more special meetings resulting in unnecessary financial expense and disruption to our business. The Board continues to believe that the premises on which the stockholders voted at the 2020 Annual Meeting in favor of the right to call a special meeting remain true today.

The proposal seeks to reduce the threshold for the right of stockholders to request that the Company call a special meeting to 10%. The Board does not believe that reducing the threshold is warranted in light of the risks to which the Company would be exposed if the threshold were lowered. The Board continues to believe that a special meeting should only be held to address special or extraordinary events when fiduciary, strategic, significant transactional or similar considerations dictate that the matter cannot wait until the next annual meeting. The Board believes that setting the threshold too low would carry a risk of meeting requests promoting agenda items relevant to particular constituencies as opposed to stockholders generally, while generating significant cost and management distraction. Additionally, potential acquirers seeking to take over the Company for an inadequate price could more easily threaten to call a special meeting of stockholders to replace members of the Board to increase their negotiating leverage or to avoid negotiating at all with the Board.

Pre COVID, we discussed the implementation of the special meeting right with a number of our stockholders. While our stockholders had differing views on the special meeting right and the proposed threshold for the right of stockholders to request that the Company call a special meeting, there was a general consensus that a 20% threshold was appropriate, which was shown in the support the proposal received at the 2020 Annual Meeting.

In light of these considerations, maintaining a 20% threshold for the right of stockholders to request that the Company call a special meeting provides stockholders with a meaningful ability to request that the Company call a special meeting while helping protect the long-term interests of the Company and its stockholders. The Board believes that an ownership threshold of 20% is appropriate based on the Company’s current size and stockholder composition, as it would provide the Company’s stockholders with a meaningful right to request a special meeting, while mitigating the risk that corporate resources are wasted to serve the narrow self-interests of a few minority stockholders. In addition, a 20% special meeting ownership threshold is in line with current market practice.

In summary, we believe that our current threshold for the right of stockholders to request that the Company call a special meeting is consistent with existing best practices and continue to reflect the governance framework that best protects stockholder rights Accordingly, the Board believes that adoption of the stockholder proposal is not appropriate and is not in the best interests of our stockholders.

FOR THE REASONS STATED ABOVE, JETBLUE’S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE PROPOSAL TO DECREASE THE THRESHOLD TO CALL A SPECIAL MEETING.

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QUESTIONS AND ANSWERS ABOUT
THE ANNUAL MEETING AND VOTING

What is the record date?

The record date (the “Record Date”) for the 2021 virtual annual meeting is March 18, 2021. On the Record Date, there were 316,636,886 shares of our common stock outstanding and there were no outstanding shares of any other class of stock.

Who is entitled to vote?

Only stockholders of record at the close of business on the Record Date are entitled to vote at the annual meeting and any postponement(s) or adjournments thereof. Holders of shares of common stock as of the record date are entitled to cast one vote per share on all matters.

What is a difference between holding shares as a holder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank, broker-dealer or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a bank, broker or other nominee.

Stockholder of Record

If on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record (also known as a “registered holder”). As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote via the Internet at the annual meeting. Whether or not you plan to attend the annual meeting via the Internet, please complete, date and sign the enclosed proxy card and provide specific voting instructions to ensure that your shares will be voted at the annual meeting.

Beneficial Owner

If on the Record Date, your shares were held in an account at a brokerage firm, bank, broker-dealer or other similar organization, you are considered the beneficial owner of shares held “in street name,” and the notice of the annual meeting is being forwarded to you by that organization, which is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to instruct your nominee holder on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. To obtain such proxy, you must make a special request to your brokerage firm, bank, broker-dealer or other nominee holder. If you do not make this request, you can still vote by completing your proxy card and delivering the proxy card to your nominee holder; however, you will not be able to vote online during the annual meeting.

How do I vote?

Registered holders may vote:

■	By Internet: go to www.proxyvote.com;

■	By telephone: call 1-800-690-6903 (toll-free); or

■	By mail (if you received a paper copy of the proxy materials by mail): mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

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Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending its Notice of the Internet Availability of proxy materials for the 2020 annual meeting of stockholders (the “Notice”) to the Company’s stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Board encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one proxy card?

If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

How will my shares be voted at the annual meeting if I do not specify on the proxy card how I want my shares to be voted?

If you are the record holder of your shares and do not specify on your proxy card (or when giving your proxy by telephone or the Internet) how you want to vote your shares, your shares will be voted:

■	FOR the election of each of the ten director candidates nominated by the Board of Directors;

■	FOR approval, on an advisory basis, of the compensation of our named executive officers;

■	FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

■	AGAINST approval of the stockholder proposal to reduce the special meeting threshold, if properly presented at the meeting; and

■	in accordance with the best judgment of the named proxies on any other matters properly brought before the 2021 virtual annual meeting and any postponement(s) or adjournment(s) thereof.

If you are a beneficial owner of shares and do not specify how you want your shares to be voted, your shares may not be voted by the recordholder (such as your bank, broker or other nominee) and will not be considered as present and entitled to vote on any matter to be considered at the annual meeting, except with respect to the ratification of the Company’s independent auditors. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to such record holder as to how you wish your shares to be voted so you may participate in the stockholder voting on these important matters.

What can I do if I change my mind after I vote?

Any proxy may be revoked at any time prior to its exercise at the annual meeting. A stockholder who delivers an executed proxy pursuant to this solicitation may revoke it at any time before it is exercised by: (i) executing and delivering a later-dated proxy card to our corporate secretary prior to the annual meeting; (ii) delivering written notice of revocation of the proxy to our corporate secretary prior to the annual meeting; (iii) voting again by telephone, by mobile device or over the Internet prior to 11:59 p.m., Eastern Daylight Time, on May 12, 2021; or (iv) attending and voting via the Internet at the 2021 virtual annual meeting. Attendance at the 2021 virtual annual meeting, in and of itself, will not constitute a revocation of a proxy. If you hold your shares through a broker, bank, or other nominee, you may revoke any prior voting instructions by contacting that firm or by voting online during the 2021 virtual annual meeting.

What is a quorum?

To carry on the business of the annual meeting, a minimum number of shares, constituting a quorum, must be present. The quorum for the 2021 virtual annual meeting is a majority of the outstanding common stock of the Company as of the Record Date present in person or represented by proxy. Abstentions and “broker non-votes” (which are explained under “What are broker non-votes?”) are counted as present to determine whether there is a quorum for the 2021 virtual annual meeting.

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What are broker non-votes?

A “broker non-vote” occurs when a beneficial owner of shares held by a broker, bank or other nominee fails to provide such record holder with voting instructions on any non-routine matters brought to a vote at the annual meeting. If you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority to vote your shares only on routine matters, such as the ratification of appointment of our independent registered public accounting firm (Proposal No. 3), even if the broker does not receive voting instructions from you. Non-routine matters include the election of directors (Proposal No. 1), the advisory vote to approve the compensation of our named executive officers (Proposal No. 2), and the stockholder proposal (Proposal No. 4). Your broker does not have discretionary authority to vote on non-routine matters without instructions from you, in which case a “broker non-vote” will occur and your shares will not be voted on these matters.

What vote is required to adopt each of the proposals?

Proposal 1: Election of Directors

Directors will be elected by a majority of the votes cast at the annual meeting. If a quorum is present, a nominee for election to a position on the Board of Directors will be elected if the number of shares voted “for” that nominee exceeds 50 percent of the number of votes cast with respect to the election of that nominee. However, a director who fails to receive the required number of votes at the next annual meeting of stockholders at which he or she faces reelection is required to tender his or her resignation to the Board and the Board may either accept the resignation or disclose its reasons for not doing so in a report filed with the SEC within 90 days of the certification of election results. As discussed above, if your broker holds shares in your name and delivers this proxy statement to you, the broker is not entitled to vote your shares on this proposal without your instructions. Abstentions and broker non-votes are not counted as votes cast and therefore will have no effect on determining whether the required majority vote has been attained.

Proposal 2: Approval, on an advisory basis, of the compensation of our named executive officers

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the advisory vote on executive compensation. The results of this vote are not binding on the Board. In evaluating the stockholder vote on an advisory proposal, the Board will consider the voting results in their entirety. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against this proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

Proposal 3: Ratification of selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to ratify the appointment of the independent registered public accounting firm. Abstentions and broker non-votes will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal.

Proposal 4: To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the annual meeting

The affirmative vote of a majority of the votes represented at the annual meeting, either in person or by proxy, and entitled to vote on this proposal, is required to approve the proposal reduce the special meeting threshold. Abstentions will be counted as present for the purposes of this vote, and therefore will have the same effect as a vote against the proposal. Broker non-votes will not be counted as present and are not entitled to vote on the proposal.

How do foreign owners vote?

To comply with restrictions imposed by federal law on foreign ownership of U.S. airlines, our Amended and Restated Certificate of Incorporation and our Bylaws restrict foreign ownership of shares of our common stock. The restrictions imposed by federal law currently require that no more than 25% of our voting stock be owned or controlled, directly or indirectly, by persons who are not United States citizens. Our Bylaws provide that no shares of our common stock may be voted by or at the direction of non-citizens unless such shares are registered on a separate stock record, which we refer to as the foreign stock record. Our Bylaws further provide that no shares of our common stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law. Any holder of JetBlue common stock who is not a United States citizen and has not registered its shares on the foreign stock record maintained by us will not be permitted to vote its

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shares at the annual meeting. The enclosed proxy card contains a certification that by signing the proxy card or voting by telephone or electronically, the stockholder certifies that such stockholder is a United States citizen as that term is defined in the Federal Aviation Actor that the shares represented by the proxy card have been registered on our foreign stock record. As of the Record Date for the annual meeting, shares representing less than 25% of our total outstanding voting stock are registered on the foreign stock record.

Under Section 40102(a)(15) of the Federal Aviation Act, the term “citizen of the United States” is defined as: (i) an individual who is a citizen of the United States, (ii) a partnership each of whose partners is an individual who is a citizen of the United States, or (iii) a corporation or association organized under the laws of the United States or a state, the District of Columbia or a territory or possession of the United States of which the president and at least two-thirds of the Board of Directors and other managing officers are citizens of the United States, and in which at least 75% of the voting interest is owned or controlled by persons that are citizens of the United States.

Who pays for soliciting the proxies?

We pay the cost of soliciting the proxies. We have retained Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902, a professional soliciting organization, to assist in soliciting proxies from brokerage firms, custodians and other fiduciaries. The Company expects the proxy solicitation fees for Morrow Sodali to be $7,500. In addition, our directors, officers and associates may, without additional compensation, also solicit proxies by mail, telephone, email, personal contact, facsimile or through similar methods. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

Stockholders who have any questions regarding voting procedures can contact Morrow Sodali at (800) 662-5200.

How can I attend the 2021 virtual annual meeting?

The 2021 virtual annual meeting is being held as a virtual only meeting this year. If you are a stockholder of record as of the Record Date, you may attend, vote and ask questions virtually at the meeting by logging in at www.virtualshareholdermeeting.com/jblu2021 and providing your control number. This control number is included in the Notice or on your proxy card.

If you are a stockholder holding your shares in “street name” as of the Record Date, you may gain access to the meeting by following the instructions in the voting instruction card provided by your broker, bank or other nominee. You may not vote your shares via the Internet at the annual meeting unless you receive a valid proxy from your brokerage firm, bank, broker-dealer or other nominee holder. If you were not a stockholder as of the Record Date, you may still listen to the 2021 virtual annual meeting, but will not be able to ask questions or vote at the meeting.

The audio broadcast of the 2021 virtual annual meeting will be archived at www.virtualshareholdermeeting.com/jblu2021 for at least one year.

Why is this annual meeting virtual only?

We are holding a virtual only meeting this year for a few reasons. First, safety is an important value for JetBlue, in the air and on the ground. While we are encouraged by the pace of COVID-19 vaccinations rolling out around the world, we do not know how many individuals will be vaccinated by May. Accordingly, we are choosing the virtual route to keep our stockholders attending the meeting safe from COVID-19. We also value innovation and we welcome expanded access, improved communication and cost savings for our stockholders and the Company afforded by the virtual format. As we have learned in the past, hosting a virtual meeting enables increased stockholder attendance and participation from locations around the world, which provides for a more meaningful forum. In addition, the virtual format allows us to communicate more effectively via a pre-meeting portal that stockholders can enter by visiting www.proxyvote.com and logging in with control number. We encourage you to log on in advance and ask any questions you may have, which we will try to answer during the meeting. We recommend that you log in to the Virtual Shareholder Meeting at www.virtualshareholdermeeting.com/jblu2021 a few minutes before the scheduled meeting time on May 13, 2021 to ensure you are logged in when the meeting starts.

What if during the check-in time or during the annual meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the checking or meeting dime, please call the technical support number that will be posted on the Virtual Shareholder Meeting webpage.

JETBLUE AIRWAYS CORPORATION   |  2021 PROXY STATEMENT    77

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Will there be a question and answer session during the annual meeting?

As part of the virtual annual meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during or prior to the meeting that are pertinent to JetBlue and the meeting matters, as time permits. Only stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?” will be permitted to submit questions during the annual meeting. If you have questions, you may type them into the dialog box provided at any point during the meeting (until the floor is closed to questions). Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

■	irrelevant to the business of the Company or to the business of the annual meeting;

■	related to material non-public information of the Company, including the status or results of our business since our last earnings release;

■	related to any pending, threatened or ongoing litigation;

■	related to personal grievances;

■	derogatory references to individuals or that are otherwise in bad taste;

■	substantially repetitious of questions already made by another stockholder;

■	in excess of the two question limit;

■	in furtherance of the stockholder’s personal or business interests; or

■	out of order or not otherwise suitable for the conduct of the annual meeting as determined by the Chair or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Virtual Shareholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

What is “householding” and how does it affect me?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, please notify us by sending a written request to Investor Relations, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101 or by calling us at (718) 286-7900. You may also notify us to request delivery of a single copy of our annual report or proxy statement if you currently share an address with another stockholder and are receiving multiple copies of our annual report or proxy statement.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders entitled to vote at the virtual annual meeting will be available at the annual meeting and for ten days prior to the annual meeting for any purpose germane to the annual meeting, between the hours of 9:00 a.m. and 4:30 p.m. (Eastern Time), at our principal executive offices at 27-01 Queens Plaza North, Long Island City, New York 11101, by contacting our General Counsel, Brandon Nelson. The list of these stockholders will also be available for examination by our stockholders during the virtual annual meeting on the Virtual Shareholder Meeting webpage for stockholders that have accessed the annual meeting as a stockholder by following the procedures outlined above in “How can I attend the annual meeting?”

When will the voting results be announced?

We will announce preliminary voting results at the annual meeting. We will report final results on our website at www.jetblue.com and in a filing with the SEC on a Form 8-K.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any other matters that may be presented for consideration at the annual meeting other than the items set forth in the notice of annual meeting above. If any other matter is properly brought before the annual meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2022 Annual Meeting

Pursuant to our Bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the Board of Directors or by a stockholder entitled to vote at the meeting, who has delivered written notice to our Corporate Secretary at our principal executive offices (containing certain information specified in the Bylaws about the stockholder and the proposed action). To be timely, the notice must not be received earlier than January 13, 2022 (120 days prior to May 13, 2022, the one  year anniversary of the annual meeting), nor later than February 12, 2022 (90 days prior to May 13, 2022). The notice must contain the information required by our Bylaws. The foregoing Bylaw provisions do not affect a stockholder’s ability to request inclusion of a proposal in our proxy statement within the procedures and deadlines set forth in Rule 14a-8 of the SEC’s proxy rules. Pursuant to Rule 14a-8, stockholder proposals intended to be included in our proxy statement and voted on at our 2022 annual meeting must be received at our offices at Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, New York 11101, on or before November 29, 2021 (120 days prior to March 29, 2022, the one year anniversary of the 2021 proxy mailing).

In January 2018, the Board adopted revisions to our Bylaws, putting into place proxy access provisions. These provisions permit a stockholder, or a group of up to 20 stockholders owning continuously 3% or more of the Company’s outstanding common stock for at least three years to nominate and include in the Company’s proxy materials for an annual stockholder meeting up to 20% of the Board (or if such amount is not a whole number, the closest whole number below 20%,but not less than two directors) if such nominating stockholder(s) and nominee(s) satisfy the requirements set forth in our Bylaws. To be timely, the notice must not be received earlier than December 14, 2021 (150 days prior to May 13, 2022, the one year anniversary of the annual meeting), nor later than January 13, 2022 (120 days prior to May 13, 2022). The notice must contain the information required by our Bylaws.

A copy of our Bylaws is available upon request to: Corporate Secretary, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The officer presiding at the meeting may exclude matters that are not properly presented in accordance with these requirements.

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Annual Report to Stockholders

The 2020 Annual Report to Stockholders (which is not a part of our proxy soliciting materials), is being mailed with this proxy statement to those stockholders that received a copy of the proxy materials in the mail. For those stockholders that received the Notice of Internet Availability of proxy materials, this proxy statement and our 2019 Annual Report to Stockholders are available on our website at www.jetblue.com. Additionally, and in accordance with SEC rules, you may access our proxy statement at www.proxyvote.com, a “cookie-free” website that does not identify visitors to the site. A copy of the Company’s Annual Report on Form 10-K filed with the SEC will be provided to stockholders without charge upon written request directed to our General Counsel, JetBlue Airways Corporation, 27-01 Queens Plaza North, Long Island City, NY 11101. The Company’s copying costs will be charged if exhibits to the 2020 Annual Report on Form 10-K are requested. The Company makes available on or through our website free of charge our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after filing.

By Order of the Board of Directors,

Brandon Nelson

General Counsel and Corporate Secretary

March 29, 2021

Long Island City, New York

JETBLUE AIRWAYS CORPORATION   |  2021 PROXY STATEMENT    80

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APPENDIX A

REGULATION G RECONCILIATION OF
NON-GAAP FINANCIAL MEASURES

We sometimes use non-GAAP financial measures in this report. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides an explanation of each non-GAAP financial measure and shows a reconciliation of non-GAAP financial measures used in this filing to the most directly comparable GAAP financial measures.

Operating Expense per Available Seat Mile, excluding fuel and related taxes, other non-airline operating expenses, and special items (“CASM Ex-Fuel”)

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as our subsidiaries, JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel, which is a non-GAAP financial measure.

In 2020, special items include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, contra-expenses recognized on the Employee Retention Credits provided by the CARES Act, impairment charges of our Embraer E190 fleet, losses generated from certain sale-leaseback transactions, and one-time costs associated with our voluntary crewmember separation programs.

Special items for 2019 and 2018 include an impairment charge and one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement.

We believe that CASM ex-fuel is useful for investors because it provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs, which are subject to many economic and political factors, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL

		2020		2019		2018		2017		2016(1)
(in millions; per ASM data in cents)	$	per ASM	$	per ASM	$	per ASM	$	per ASM	$	per ASM
Total operating expenses	$4,671	14.29	$7,294	11.43	$7,392	12.34	$6,039	10.78	$5,324	9.93
Less:
Aircraft fuel and related taxes	631	1.93	1,847	2.89	1,899	3.17	1,363	2.43	1,074	2.00
Other non-airline expenses(2)	35	0.10	46	0.08	44	0.07	35	0.06	26	0.05
Special items	(283)	(0.86)	14	0.02	435	0.73	—	—	—	—
Operating expenses, excluding fuel	$4,288	13.12	$5,387	8.44	$5,014	8.37	$4,641	8.29	$4,224	7.88

(1)	Amounts prior to 2017 do not reflect the impact of the adoption of ASU 2016-02, Leases (Topic 842) of the Codification, adopted as of January 1, 2019.

(2)	Other non-airline expenses for 2016 includes operating expenses related to JetBlue Technology Ventures only.

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Reconciliation of Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding special items, gain on equity method investments, and impact of tax reform

Our GAAP results in the applicable periods were impacted by charges that are deemed special items and a one-time gain on an equity method investment.

In 2020, special items include contra-expenses recognized on the utilization of payroll support grants received under the CARES Act, impairment charges of our Embraer E190 fleet, losses generated from certain sale-leaseback transactions, and one-time costs associated with our voluntary crew member separation programs.

Special items for 2019 and 2018 include an impairment charge and one-time costs related to the Embraer E190 fleet transition as well as one-time costs related to the ratification and implementation of our pilots’ collective bargaining agreement. In 2019, we also recognized a one-time gain on an equity method investment. Our GAAP results in 2018 also included the impact from the 2017 reform under the Tax Cuts and Jobs Act.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of these items.

NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS, GAIN ON EQUITY METHOD INVESTMENT, AND IMPACT OF TAX REFORM

	Year Ended December 31,
(in millions except per share amounts)	2020	2019	2018
Total operating revenues	$2,957	$8,094	$7,658
Total operating expenses	$4,671	$7,294	$7,392
Less: Special items	(283)	14	435
Total operating expenses excluding special items	$4,954	$7,280	$6,957
Year-over-year change in total operating expense excluding special items	(32)%	5%	15%
Operating (loss) income	$(1,714)	$800	$266
Add back: Special items	(283)	14	435
Operating (loss) income excluding special items	$(1,997)	$814	$701
Operating margin excluding special items	(67.5)%	10.1%	9.2%
(Loss) income before income taxes	$(1,893)	$768	$219
Add back: Special items	(283)	14	435
Less: Gain on equity method investment	—	15	—
(Loss) income before income taxes excluding special items and gain on equity method investment	$(2,176)	$767	$654
Pre-tax margin excluding special items and gain on equity method investment	(73.6)%	9.5%	8.5%
Net (loss) income	$(1,354)	$569	$189
Add back: Special items	(283)	14	435
Less: Income tax (expense) benefit related to special items	(69)	4	108
Less: Gain on equity method investments	—	15	—
Less: Income tax (expense) related to gain on equity method investments		(4)	—
Less: Income tax benefit related to tax reform	—	—	28
Net (loss) income excluding special items, gain on equity method investment, and tax reform impact	$(1,568)	$568	$488

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	Year Ended December 31,
(in millions except per share amounts)	2020	2019	2018
(Loss) earnings per common share:
Basic	$(4.88)	$1.92	$0.60
Add back: Special items, net of tax	(0.77)	0.04	1.05
Less: Gain on equity method investment, net of tax	—	0.04	—
Less: Tax reform impact	—	—	0.09
Basic excluding special items, gain on equity method investment, and tax reform impact	$(5.65)	$1.92	$1.56
Diluted	$(4.88)	$1.91	$0.60
Add back: Special items, net of tax	(0.77)	0.03	1.04
Less: Gain on equity method investments, net of tax	—	0.04	—
Less: Tax reform impact	—	—	0.09
Diluted excluding special items, gain on equity method investments, and tax reform impact	$(5.65)	$1.90	$1.55

Daily Cash Burn

We present cash burn because we believe this metric is helpful to investors to evaluate our ability to maintain liquidity and evaluate cash flows from our core operating performance. Our cash burn is calculated as net cash used in operating activities, net cash used in investing activities, and net cash provided by financing activities adjusted for: cash payments associated with our voluntary separation programs, net purchases of investment securities, and net proceeds from our common stock offering completed in December 2020.

NON-GAAP FINANCIAL MEASURE DAILY CASH BURN

Three Months Ended
(in millions, except for days in period)	December 31, 2020
Net cash (used in) operating activities	$(459)
Net cash (used in) investing activities	(765)
Net cash provided by financing activities	614
(Decrease) in cash, cash equivalents, and restricted cash	(610)
Adjustments
Voluntary separation programs	5
Net purchases of investment securities	570
Proceeds from issuance of common stock	(583)
Total adjustments	(8)
Adjusted (decrease) in cash	(618)
Days in period	92
Daily cash burn	$(6.7)

JETBLUE AIRWAYS CORPORATION  |  2021 PROXY STATEMENT    A-3

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Adjusted Debt to Capitalization Ratio

Adjusted debt to capitalization ratio is a non-GAAP financial measure which we believe is relevant in assessing the Company’s overall debt profile. Adjusted debt includes aircraft operating lease liabilities, in addition to total debt and finance lease obligations. Adjusted capitalization represents total equity plus adjusted debt. Investors should consider this non-GAAP financial measure in addition to, and not as a substitute for, our financial measures prepared in accordance with GAAP.

NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO

	December 31,
(in millions)	2020	2019
Long-term debt and finance lease obligations	$4,413	$1,990
Current maturities of long-term debt and finance lease obligations	450	344
Operating lease liabilities — aircraft	273	183
Adjusted debt	$5,136	$2,517
Long-term debt and finance lease obligations	$4,413	$1,990
Current maturities of long-term debt and finance lease obligations	450	344
Operating lease liabilities — aircraft	273	183
Stockholders’ equity	3,951	4,799
Adjusted capitalization	$9,087	$7,316
Adjusted debt to capitalization ratio	57%	34%

JETBLUE AIRWAYS CORPORATION  |  2021 PROXY STATEMENT    A-4

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APPENDIX B

ROIC FORMULA FOR PSUs

We calculate ROIC for purposes of PSU grants as operating income (loss) after tax, as adjusted over invested capital, as illustrated below.

Return On Invested Capital (ROIC)

Numerator
Operating income (loss)
Add: Interest income (expense) and other
Add: Interest component of capitalized aircraft rent(1)
Add: Special items
Subtotal
Less: Income tax expense (benefit) impact
Operating income (loss) after tax, adjusted

Denominator
Average stockholders’ equity
Average total debt
Capitalized aircraft rent(2)
Invested capital

Return on invested capital

(1)	Interest component of capitalized aircraft rent is calculated at an imputed interest of 7.5%
(2)	Capitalized aircraft rent is calculated as 7X reported aircraft rent

JETBLUE AIRWAYS CORPORATION  |  2021 PROXY STATEMENT    B-1

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jetBlue®

JETBLUE AIRWAYS CORPORATION
27-01 QUEENS PLAZA NORTH
LONG ISLAND CITY, NY 11101
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. EDT on May 12, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/JBLU2021**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. EDT on May 12, 2021. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by JetBlue in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D38942-P52736 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

JETBLUE AIRWAYS CORPORATION

The Board of Directors recommends you vote FOR each nominee listed in proposal 1:

1. To elect ten directors nominated by the Board of Directors to serve until the 2022 Annual Meeting of Stockholders

Nominees:	For	Against	Abstain
1a. B. Ben Baldanza	☐	☐	☐
1b. Peter Boneparth	☐	☐	☐
1c. Monte Ford	☐	☐	☐
1d. Robin Hayes	☐	☐	☐
1e. Ellen Jewett	☐	☐	☐
1f. Robert Leduc	☐	☐	☐
1g. Teri McClure	☐	☐	☐
1h. Sarah Robb O'Hagan	☐	☐	☐
1i. Vivek Sharma	☐	☐	☐
1j. Thomas Winkelmann	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers	☐	☐	☐
3. To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	☐	☐	☐
The Board of Directors recommends you vote AGAINST the following proposal:			
4. To vote on the stockholder proposal to reduce the special meeting threshold, if properly presented at the annual meeting	☐	☐	☐

NOTE: Certification: Pursuant to federal law and JetBlue's certificate of incorporation and bylaws, voting stock is subject to certain foreign ownership restrictions. By signing below, you represent that you are a United States citizen as that term is defined by the Federal Aviation Act or that the shares of stock represented by this Proxy have been registered on the Foreign Stock Record of the Company.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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jetBlue®

2021 ANNUAL MEETING OF STOCKHOLDERS

Thursday, May 13, 2021

9:00 a.m. EDT

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D38943-P52736

jetBlue®

JETBLUE AIRWAYS CORPORATION
Annual Meeting of Stockholders
May 13, 2021 9:00 a.m. EDT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Brandon Nelson and Alexander Chatkewitz, together and separate, as proxies, each with power of substitution, to vote and act at the Annual Meeting of Stockholders to be held at **www.virtualshareholdermeeting.com/JBLU2021** at 9:00 a.m. EDT on May 13, 2021, and at any adjournments or postponements thereof, upon and with respect to the number of shares of Common Stock of JetBlue Airways Corporation as to which the undersigned may be entitled to vote or act in the manner directed on the reverse side of this card. The shares represented by this proxy, when executed properly, will be voted in the manner directed. The undersigned instructs such proxies, or their substitutes, to vote in such a manner as they may determine on any matters which may come before the meeting, all as indicated in the accompanying Notice of Meeting and Proxy Statement, receipt of which is acknowledged, and to vote on the matters listed on the reverse side as specified by the undersigned. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Unless otherwise specified in the boxes provided on the reverse side hereof, the proxy will be voted "FOR" each of the nominees for director under proposal 1, "FOR" proposals 2 and 3, "AGAINST" proposal 4 and in the discretion of the named proxies as to any other matter that may properly come before this meeting or any adjournment or postponement thereof.

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE THROUGH THE TELEPHONE OR BY THE INTERNET.

If you vote by phone or the internet, please DO NOT mail back this proxy card.

Thank you for your vote.